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                            HARTZ MOUNTAIN ASSOCIATES

                                            Landlord,

                                       and

                                               Tenant

                         G-III LEATHER FASHIONS, INC.

                                      LEASE

                                   ----------

                                    Premises:

                                       in

                               1000 Secaucus Road,
                           Secaucus, New Jersey 07094

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                                TABLE OF CONTENTS

ARTICLES                                                                    PAGE
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                                    EXHIBITS

Exhibit A - Demised Premises

Exhibit B - Description of Land

Exhibit C - Workletter

Exhibit D - Rules and Regulations

Exhibit E - Form of Non-Disturbance Agreement

Exhibit F - Approved List of Contractors

                                                                          092193
                                                                          091593
                                                                          090993

     LEASE, dated September 21st, 1993, between HARTZ MOUNTAIN ASSOCIATES, a New
Jersey general partnership, having an office at 400 Plaza Drive, Secaucus, New
Jersey 07094-3688 ("Landlord"), and G-III LEATHER FASHIONS INC., a New York
corporation, having an office at 345 W. 37th Street, New York, New York 10018
("Tenant").

                             ARTICLE 1 - DEFINITIONS

     1.01. As used in this Lease (including all Exhibits and any Riders attached hereto, all of which shall be deemed to be part of this Lease) the following words and phrases shall have the meanings indicated:

     A. Advance Rent: $40,194.75.

     B. Additional Charges: All amounts that become payable by Tenant to
Landlord hereunder other than the Fixed Rent and Percentage Rent.

     C. Architect: Kenneth Carl Bonte, or as Landlord may designate.

     D. Broker: Chaus-Corpuel.

     E. Building: The building or buildings located on the Land and known as
1000 Secaucus Road, Secaucus, New Jersey 07094.

     F. Building Fraction: A fraction the numerator of which is the Floor Space of the Building (approximately 202,040 square feet) and the denominator of which is the aggregate Floor Space of the buildings in the Development. If the aggregate Floor Space of the buildings in the Development shall be changed due to any construction or alteration, the denominator of the Building Fraction shall be increased or decreased to reflect such change.

     Fl. Calendar Quarter: Any three-month period commencing on either a January
1, an April 1, a July 1 or an October 1.

     G. Calendar Year: Any twelve-month period commencing on a January 1.

     H. Commencement Date: The earlier of (a) the date on which both: (i) the
Demised Premises shall be Ready for Occupancy, and (ii) actual possession of the
Demised Premises shall have been delivered to Tenant by notice to Tenant, or (b)
the date Tenant, or anyone claiming under or through Tenant, first occupies the
Demised Premises or any part thereof for any purpose other than the performance of Tenant's Work.

     I. Common Areas: All areas, spaces and improvements in the Building and on the Land which Landlord makes available from time to time for the common use and benefit of the tenants and occupants of the Building and which are not exclusively available for use by a single tenant or occupant, including, without limitation, parking areas, roads, walkways, sidewalks,

landscaped and planted areas, community rooms, if any, the managing agent's office, if any, and public rest rooms, if any.

     J. Demised Premises: The space that is outlined in red on the floor plans(s) attached hereto as Exhibit A. The Demised Premises contains or will contain approximately 107,186 square feet of Floor Space subject to adjustment upon verification by the Architect.

     K. Development: All land and improvements now existing or hereafter constructed, located south of Route 3, east of the Hackensack River, west of
County Avenue and north of Castle Road.

     L. Development Common Areas: The roads and bridges that from time to time service and provide access to the Development for the common use of the tenants, invitees, and occupants of the Development, that are maintained by Landlord or its related entities.

     M. Expiration Date: February 28, 2000. However, if the Term is extended by
Tenant's effective exercise of Tenant's right, if any, to extend the Term, the
"Expiration Date" shall be changed to the last day of the latest extended period as to which Tenant shall have effectively exercised its right to extend the
Term. For the purposes of this definition, the earlier termination of this Lease shall not affect the "Expiration Date."

     N. Fixed Rent: An amount at the annual rate of four and 50/100 Dollars
($4.50) per square foot multiplied by the Floor Space of the Demised Premises.

     0. Floor Space: As to the Demised Premises, the sum of the floor area stated in square feet bounded by the exterior faces of the exterior walls, or by the exterior or Common Area face of any wall between the Demised Premises and any portion of the Common Areas, or by the center line of any wall between the
Demised Premises and space leased or available to be leased to a tenant or occupant.

     01. Gross Sales: The dollar aggregate of: (a) the actual sales price of all goods and merchandise sold, leased or licensed and the charges for all services performed by Tenant or otherwise in connection with all business conducted at or from the Retail Premises, whether made for cash, by check, credit or otherwise, without reserve or deduction for inability or failure to collect the same, including, without limitation, sales and services (i) where the orders therefor originate at or are accepted at or from the Retail Premises, whether delivery or performance thereof is made at or from the Retail Premises or any other place, it being understood that all sales made and orders received at or from the
Retail Premises shall be deemed to have been made and completed therein even though the orders are fulfilled elsewhere or the payments of account are transferred to some other office for collection, (ii) where the orders therefor result from solicitation off the Retail Premises but which are conducted by personnel operating from or reporting to or under the control or supervision of any employee at the Retail Premises, (iii) pursuant to mail, telegraph, telephone or other similar orders received or billed at or from the Retail
Premises, and (iv) by means of mechanical or other vending devices, and (b) all monies or other things of

                                       2

value received by Tenant from its operations at the Retail Premises (which are not excluded from Gross Sales by the next succeeding sentence) including all finance charges, cost of gift or merchandise certificates and all deposits not refunded to customers. Gross Sales shall not include (x) the exchange of merchandise between stores of Tenant where such exchange is made solely for the convenient operation of Tenant's business and neither for the purpose of depriving Landlord of the benefits of a sale which would otherwise be made at or from the Retail Premises nor for the purpose of consummating a sale which has been theretofore made at or from the Retail Premises, (y) sales of trade fixtures which are not part of Tenant's stock in trade and not sold in the regular course of Tenant's business, or (z) the amount of any city, county, state or federal sales tax, luxury tax or excise tax on sales if the tax is added to the selling price and separately stated and actually paid to the taxing authority by Tenant; provided, however, no franchise or capital stock tax and no income or similar tax based upon income, profits or Gross Sales shall be deducted from Gross Sales in any event whatsoever. Cash or credit refunds made upon transactions included within the Gross Sales, but not exceeding the selling price of merchandise returned by the purchaser and accepted by Tenant, shall be deducted from the Gross Sales for the period when such refunds are made. Each charge or sale upon installment or credit or layaway, so called, shall be treated as a sale for the full price in the month during which such charge or sale shall be made, irrespective of the time when Tenant shall receive payment from its customer. Each lease or rental or license of merchandise to customers shall be treated as a sale in the month in which the lease, rental or license is made for a price equal to the total rent or license fee payable. For purposes of this paragraph the word "Tenant" shall include any of Tenant's subtenants, concessionaires and licensees.

     P. Guarantor: G-III Apparel Group Ltd. Guarantor has executed and delivered to Landlord a Guaranty Agreement simultaneously herewith.

     Q. Insurance Requirements: Rules, regulations, orders and other requirements of the applicable board of underwriters and/or the applicable fire insurance rating organization and/or any other similar body performing the same or similar functions and having jurisdiction over the Land and Building, whether now or hereafter in force.

     R. Land: The Land upon which the Building and Common Areas are located. The
Land is described on Exhibit B.

     S. Landlord's Work: The materials and work to be furnished, installed and performed by Landlord at its expense in accordance with the provisions of
Exhibit C.

     T. Legal Requirements: Laws and ordinances of all federal, state, city, town, county, borough and village governments, and rules, regulations, orders and directives of all departments, subdivisions, bureaus, agencies or offices thereof, and of any other governmental, public or quasi-public authorities having jurisdiction over the Land and Building, whether now or hereafter in force, including, but not limited to, those pertaining to environmental matters.

                                       3

     U. Mortgage: A mortgage and/or a deed of trust.

     V. Mortgagee: A holder of a mortgage or a beneficiary of a deed of trust.

     W. Operating Expenses: The sum of the following: (1) the cost and expense
(whether or not within the contemplation of the parties) for the repair, replacement, maintenance, policing, insurance and operation of the Building and
Land, and (2) the Building Fraction of the sum of (a) the cost and expense for the repair, replacement, maintenance, policing, insurance and operation of the
Development Common Areas; (b) the Real Estate Taxes, if any, attributable to the
Development Common Areas; The "Operating Expenses" shall, include, without limitation, the following: (i) the cost for rent, casualty, liability, boiler and fidelity insurance, (ii) if an independent managing agent is employed by
Landlord, the fees payable to such agent (provided the same are competitive with the fees payable to independent managing agents of comparable facilities in
Hudson County), and (iii) reasonable legal, accounting and other professional fees. Operating Expenses shall specifically exclude the following: (i)
depreciation; (ii) debt service on any Superior Mortgage; (iii) leasehold improvements specifically attributable to tenants other than the Tenant; (iv)
brokerage commissions; (v) sale or refinancing costs; (vi) attorneys fees and other costs and expenses incurred in negotiations with prospective tenants, disputes with other tenants or eviction proceedings against other tenants; (vii)
penalties or interest due to Landlord's violations of any Legal Requirement;
(viii) costs for which Landlord actually receives compensation from insurance proceeds. All items included in Operating Expenses shall be determined in accordance with generally accepted accounting principles consistently applied.

     Wl. Percentage Rent: The amount for any period computed in accordance with the provisions of Section 3.02.

     W2. Percentage Rent Break Point Amount: An amount equal to the product of
(a) the total square footage of the Retail Premises and (b) Three Hundred Fifty and 00/100 Dollars ($350.00).

     W3. Percentage Rent Rate: 5%.

     X. Permitted Uses: Warehousing and distribution of leather and other wearing apparel and accessories, and the sewing, pressing and assembly of such garments. Tenant shall also be permitted to utilize not more than 8,490 square feet of Floor Space of the Demised Premises for retail purposes subject to applicable zoning requirements.

     Y. Person: A natural person or persons, a partnership, a corporation, or any other form of business or legal association or entity.

     Z. Ready for Occupancy: The condition of the Demised Premises when for the first time the Landlord's Work shall have been substantially completed and, if same is required to be obtained by Landlord, a temporary, permanent, or continuing Certificate of Occupancy shall have been issued permitting use of the
Demised Premises for the Permitted Uses. The Landlord's Work shall be

                                        4

deemed substantially completed notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the noncompletion of which does not materially interfere with Tenant's use of the Demised Premises.

     AA. Real Estate Taxes: The real estate taxes, assessments and special assessments imposed upon the Building and Land by any federal, state, municipal or other governments or governmental bodies or authorities, and any expenses incurred by Landlord in contesting such taxes or assessments and/or the assessed value of the Building and Land, which expenses shall be allocated to the period of time to which such expenses relate. If at any time during the Term the methods of taxation prevailing on the date hereof shall be altered so that in lieu of, or as an addition to or as a substitute for, the whole or any part of such real estate taxes, assessments and special assessments now imposed on real estate there shall be levied, assessed or imposed (a) a tax, assessment, levy, imposition, license fee or charge wholly or partially as a capital levy or otherwise on the rents received therefrom, or (b) any other such additional or substitute tax, assessment, levy, imposition or charge, then all such taxes, assessments, levies, impositions, fees or charges or the part thereof so measured or based shall be deemed to be included within the term "Real Estate
Taxes" for the purposes hereof.

     BB. Rent: The Fixed Rent, the Percentage Rent and the Additional Charges.

     BB1. Retail Premises: That area within the Demised Premises from which
Tenant sells goods on a retail basis, including dressing/fitting rooms, related storage areas, and any other area within the Demised Premises directly related to the sale of such goods.

     CC. Rules and Regulations: The rules and regulations that may be promulgated by Landlord from time to time. The Rules and Regulations now in effect are attached hereto as Exhibit D.

     DD. Security Deposit: $80,389.50 (if in the form of a Letter of Credit);
$60,297.13 (if in the form of cash).

     EE. Successor Landlord: As defined in Section 9.03.

     FF. Superior Lease: Any lease to which this Lease is, at the time referred to, subject and subordinate.

     GG. Superior Lessor: The lessor of a Superior Lease or its successor in interest, at the time referred to.

     HH. Superior Mortgage: Any Mortgage to which this Lease is, at the time referred to, subject and subordinate.

     II. Superior Mortgagee: The Mortgagee of a Superior Mortgage at the time referred to.

                                        5

     JJ. Tenant's Fraction: 53.06%. If the size of the Demised Premises or the
Building shall be changed from the initial size thereof, due to any taking, any construction or alteration work or otherwise, the Tenant's Fraction shall be changed to the fraction the numerator of which shall be the Floor Space of the
Demised Premises and the denominator of which shall be the Floor Space of the
Building.

     KK. Tenant's Property: As defined in Section 16.02.

     LL. Tenant's Work: The facilities, materials and work which may be undertaken by or for the account of Tenant (other than the Landlord's Work) to equip, decorate and furnish the Demised Premises for Tenant's occupancy in accordance with the provisions of Exhibit C.

     MM. Term: The period commencing on the Commencement Date and ending at
11:59 p.m. of the Expiration Date, but in any event the Term shall end on the date when this Lease is earlier terminated.

     NN. Unavoidable Delays: A delay arising from or as a result of a strike, lockout, or labor difficulty, explosion, sabotage, accident, riot or civil commotion, act of war, fire or other catastrophe, Legal Requirement or an act of the other party and any cause beyond the reasonable control of that party, provided that the party asserting such Unavoidable Delay has exercised its best efforts to minimize such delay.

                           ARTICLE 2 - DEMISE AND TERM

     2.01. Landlord hereby leases to Tenant, and Tenant hereby hires from
Landlord, the Demised Premises, for the Term. This Lease is subject to (a) any and all existing encumbrances, conditions, rights, covenants, easements, restrictions and rights of way, of record, and other matters of record, applicable zoning and building laws, regulations and codes, and such matters as may be disclosed by an inspection or survey, and (b) easements now or hereafter created by Landlord in, under, over, across and upon a strip of land twenty feet
(20') in width running along all lot lines of the Land for sewer, water, electric, gas and other utility lines and services now or hereafter installed;
provided, however, Landlord represents, covenants and warrants to Tenant that
(i) the Demised Premises may be used and occupied for the purposes set forth herein; (ii) Tenant shall have adequate means of ingress and egress to the
Demised Premises for such uses; and (iii) the foregoing shall in no manner interfere with Tenant's use and quiet enjoyment of the Demised Premises during the Term. Promptly following the Commencement Date, the parties hereto shall enter into an agreement in form and substance satisfactory to Landlord setting forth the Commencement Date.

                                ARTICLE 3 - RENT

     3.01. Tenant shall pay the Fixed Rent in equal monthly installments in advance on the first day of each and every calendar month during the Term
(except that Tenant shall pay, upon the execution and delivery of this Lease by
Tenant, the Advance Rent, to be applied against the first installment or

                                        6

installments of Fixed Rent becoming due under this Lease). If the Commencement
Date occurs on a day other than the first day of a calendar month, the Fixed
Rent for the partial calendar month at the commencement of the Term shall be prorated.

     3.02. Within fifteen (15) days after the end of each calendar month during the Term, Tenant shall submit to Landlord a statement certified by Tenant (by an authorized officer if Tenant is a corporation or by a partner if Tenant is a partnership) stating the Gross Sales (including an itemization of all claimed deductions therefrom) for such month. Within fifteen (15) days after the end of each Calendar Quarter, Tenant shall pay to Landlord as Percentage Rent the product of [(a) the amount, if any, by which the aggregate Gross Sales for the
Calendar Year in which such Calendar Quarter occurs up to the end of such
Calendar Quarter exceeds the Percentage Rent Break Point Amount and (b) the
Percentage Rent Rate] less (c) the amount theretofore paid as Percentage Rent for the Calendar Year in which such Calendar Quarter occurs. Within ninety (90)
days after the end of each Calendar year, including any partial Calendar Year at the beginning of the Term, and after the end of the Term, Tenant shall submit to
Landlord a statement certified by an independent certified public accountant stating the Gross Sales (including an itemization of all claimed deductions therefrom) and the Percentage Rent for such Calendar Year, or partial Calendar
Year if the Term shall begin on a date other than a January 1st and/or end on a date other than a December 31st, as the case may be, and if the Percentage Rent so stated for such period is more or less than the Percentage Rent paid for such period, Tenant shall pay to Landlord the deficiency, or Landlord shall refund to
Tenant the excess, within twenty (20) days after submission of such statement of
Gross Sales. For at least thirty-six (36) months after the expiration of each
Calendar Year, including any partial Calendar Year at the beginning of the Term, and after the end of the Term, Tenant shall keep and maintain (and shall cause all subtenants, concessionaires and licensees to keep and maintain) in the
Demised Premises or the main office of Tenant full and accurate books of account and records from which the Gross Sales can be determined. The books and records maintained shall include, but shall not be limited to (i) cash register tapes showing continuous grand total (from a sealed cash register), (ii) original source documents, (iii) sequentially numbered receipts, (iv) federal, state &
local tax returns, (v) receipts from daily bank deposits, (vi) computer printouts and (vii) bank statements. Landlord shall have the right from time to time during such thirty-six (36) month period to inspect and audit all such books and records relating to Gross Sales, and Tenant, each subtenant, concessionaire and licensee will produce the same on request of Landlord. If any such inspection and audit discloses that the Gross Sales were understated,
Tenant shall forthwith pay to Landlord any additional Percentage Rent shown to be payable, and if the Gross Sales for any Calendar Year or partial Calendar
Year were understated by more than Fifteen Thousand Dollars ($15,000.00), Tenant shall also pay the cost of Landlord's inspection and audit. Landlord does not in any way, or for any purpose, become a partner or joint venturer with Tenant hereunder. The provisions of this Lease relating to Percentage Rent are included solely for the purpose of providing a method whereby rentals are to be measured and ascertained.

                                        7

     3.03. The Rent shall be paid in lawful money of the United States to
Landlord at its office, or such other place, or Landlord's agent, as Landlord shall designate by notice to Tenant. Tenant shall pay the Rent promptly when due without notice or demand therefor and without any abatement, deduction or setoff for any reason whatsoever, except as may be expressly provided in this Lease. If
Tenant makes any payment to Landlord by check, same shall be by check of Tenant and Landlord shall not be required to accept the check of any other Person, and any check received by Landlord shall be deemed received subject to collection.
If any check is mailed by Tenant, Tenant shall post such check in sufficient time prior to the date when payment is due so that such check will be received by Landlord on or before the date when payment is due.

     3.04. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and
Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy in this Lease or at law provided.

     3.05. If Tenant is in arrears in payment of Rent, Tenant waives Tenant's right, if any, to designate the items to which any payments made by Tenant are to be credited, and Landlord may apply any payments made by Tenant to such items as Landlord sees fit, irrespective of and notwithstanding any designation or request by Tenant as to the items to which any such payments shall be credited.

     3.06. In the event that any installment of Rent due hereunder shall be overdue for five (5) business days, a "Late Charge" equal to three percent (3%)
or the maximum rate permitted by law, whichever is less ("Late Payment Rate")
for Rent so overdue may be charged by Landlord for each month or part thereof that the same remains overdue. Any such Late Charges if not previously paid shall, at the option of the Landlord, be added to and become part of the next succeeding Rent payment to be made hereunder.

                       ARTICLE 4 - USE OF DEMISED PREMISES

     4.01. Tenant shall use and occupy the Demised Premises for the Permitted
Uses, and Tenant shall not use or permit or suffer the use of the Demised
Premises or any part thereof for any other purpose.

     4.02. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business in the Demised Premises or any part thereof, Tenant shall duly procure and thereafter maintain such license or permit and submit the same to Landlord for inspection. Tenant shall at all times comply with the terms and conditions of each such license or permit. Tenant shall not at any time use or occupy, or suffer or permit anyone to use or occupy the Demised Premises, or do or permit anything to be done in the Demised
Premises, in any manner which (a) violates the Certificate of Occupancy for the
Demised Premises or for the Building; (b) causes or is

                                        8

reasonably likely to cause injury to the Building or any equipment, facilities or systems therein; (c) constitutes a violation of the Legal Requirements or
Insurance Requirements; (d) impairs or tends to impair the appearance of the
Building; (e) impairs or tends to impair the proper and economic maintenance, operation and repair of the Building and/or its equipment, facilities or systems; or (f) materially annoys or inconveniences other tenants or occupants of the Building.

                   ARTICLE 5 - PREPARATION OF DEMISED PREMISES

     5.01. The Demised Premises shall be completed and prepared for Tenant's occupancy in the manner described in, and subject to the provisions of, Exhibit
C. Except as expressly provided to the contrary in this Lease, the taking of possession by Tenant of the Demised Premises shall be conclusive evidence as against Tenant that the Demised Premises and the Building were in good and satisfactory condition at the time such possession was taken. Except as expressly provided to the contrary in this Lease, Tenant is leasing the Demised
Premises "as is" on the date hereof.

     5.02. If the substantial completion of the Landlord's Work shall be delayed due to (a) any act or omission of Tenant or any of its employees, agents or contractors (including, without limitation, [i] any delays due to changes in or additions to the Landlord's Work, or [ii] any delays by Tenant in the submission of plans, drawings, specifications or other information or in approving any working drawings or estimates or in giving any authorizations or approvals), or
(b) any additional time needed for the completion of the Landlord's Work by the inclusion in the Landlord's Work of any items specified by Tenant that require long lead time for delivery or installation, then the Demised Premises shall be deemed Ready for Occupancy on the date when they would have been ready but for such delay(s). The Demised Premises shall be conclusively presumed to be in satisfactory condition on the Commencement Date except for the minor or insubstantial details of which Tenant gives Landlord notice within thirty (30)
days after the Commencement Date specifying such details (the "Punch List") with reasonable particularity. Landlord shall use best efforts to complete said Punch
List within thirty (30) days of Landlord's receipt of Tenant's Punch List.

     5.03. INTENTIONALLY OMITTED.

     5.04. Landlord reserves the right, at any time and from time to time, to increase, reduce or change the number, type, size, location, elevation, nature and use of any of the Common Areas and the Building and any other buildings and other improvements on the Land and in the Development, including, without limitation, the right to move and/or remove same, provided same shall not unreasonably block or interfere with Tenant's means of ingress or egress to and from the Demised Premises.

                 ARTICLE 6 - TAX AND OPERATING EXPENSE PAYMENTS

     6.01. Throughout the Term, Tenant agrees to pay to Landlord as an
Additional Charge hereunder, within fifteen (15) days in advance of the final

                                       9

date for which such is due without interest or penalty, Tenant's Fraction of the
Real Estate Taxes. If any assessment is payable in annual installments or in a lump sum and Tenant does not elect to reimburse Landlord for such assessment in a lump sum, there shall be added to the amount of the Real Estate Taxes payable for the Calendar Year in which such assessment is payable and such subsequent
Calendar Year only that amount of such assessment, together with such interest thereon, as would have been payable to the municipality in said Calendar Year if
Landlord had elected to pay said assessment in annual installments. Landlord shall submit to Tenant copies of all bills covering Real Estate Taxes together with an invoice showing the calculation of Tenant's Fraction of such Real Estate
Taxes.

     6.02. Real Estate Taxes, whether or not a lien upon the Demised Premises shall be apportioned between Landlord and Tenant at the beginning and end of the
Term; it being intended that Tenant shall pay only that portion of the Real
Estate Taxes as is allocable to the Demised Premises for the Term.

     6.03. Tenant shall pay to Landlord Tenant's Fraction of the Operating
Expenses within twenty (20) days after Landlord submits to Tenant an invoice for same.

     6.04. Each such statement given by Landlord pursuant to Section 6.01 or
Section 6.03 shall be conclusive and binding upon Tenant unless within 30 days after the receipt of such statement Tenant shall notify Landlord that it disputes the correctness of the statement, specifying the particular respects in which the statement is claimed to be incorrect. If such dispute is not settled by agreement, either party may submit the dispute to arbitration as provided in
Article 34. Pending the determination of such dispute by agreement or arbitration as aforesaid, Tenant shall, within ten (10) days after receipt of such statement, pay the Additional Charges in accordance with Landlord's statement, without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay to Tenant the amount of Tenant's overpayment resulting from compliance with Landlord's statement, plus interest thereon at the Late Payment Rate calculated from the date Tenant first made payment of such disputed charges.

     6.05. Landlord hereby grants Tenant the right, upon reasonable written notice to Landlord, and at Tenant's sole cost and expense, to inspect Landlord's books and records as same relate to Tenant's Operating Expenses and Real Estate
Taxes. Any such inspection shall occur at Landlord's normal place of business and during Landlord's normal business hours.

                            ARTICLE 7 - COMMON AREAS

     7.01. Subject to the provisions of Section 5.04, Landlord will operate, manage, equip, light, repair and maintain, or cause to be operated, managed, equipped, lighted, repaired and maintained, the Common Areas for their intended purposes. Landlord reserves the right, at any time and from time to time, to construct within the Common Areas kiosks, fountains, aquariums, planters, pools and sculptures, and to install vending machines, telephone booths, benches and the like, provided same shall not unreasonably

                                       10

interfere with Tenant's means of ingress or egress to and from the Demised
Premises and provided same shall not otherwise materially increase Tenant's expenses hereunder. Notwithstanding anything herein contained to the contrary,
Landlord agrees that Tenant shall not be responsible for any increase in
Operating Expenses related to purely esthetic improvements installed in the
Common Areas by Landlord unless (i) otherwise approved by Tenant or (ii)
directly benefitting Tenant's operation at the Demised Premises.

     7.02. Tenant and its subtenants and concessionaires, and their respective officers, employees, agents, customers and invitees, shall have the non-exclusive right, in common with Landlord and all others to whom Landlord has granted or may hereafter grant such right, but subject to the Rules and
Regulations, to use the Common Areas. Landlord reserves the right, upon fifteen
(15) days notice to Tenant (except in the event of an emergency), to close temporarily all or any portions of the Common Areas when in Landlord's reasonable judgment any such closing is necessary or desirable (a) to make repairs or changes or to effect construction, (b) to prevent the acquisition of public rights in such areas, (c) to discourage unauthorized parking, or (d) to protect or preserve natural persons or property. Landlord may do such other acts in and to the Common Areas as in its judgment may be desirable to improve or maintain same; provided, however, Landlord hereby agrees to use its best efforts, in connection with the exercise of its rights under this Article 7.02, not to materially interfere with Tenant's use and occupancy of the Demised
Premises.

     7.03. Tenant agrees that it, any subtenant or licensee and their respective officers, employees, contractors and agents will park their automobiles and other vehicles only where and as permitted by Landlord. Tenant will, if and when so requested by Landlord, furnish Landlord with the license numbers of any vehicles of Tenant, any subtenant or licensee and their respective officers, employees and agents.

     7.04. Subject to the provisions of Article 7.02 hereinabove, Landlord hereby agrees that Tenant shall have exclusive right to the use of the area(s)
outside of the loading docks located within the Demised Premises subject, also however, to Landlord's right to grant any other tenant of the Building access to and from any other portion of the Building not a part of the Demised Premises.

                              ARTICLE 8 - SECURITY

     8.01. Tenant has deposited with Landlord the Security Deposit as security for the full and faithful payment and performance by Tenant of Tenant's obligations under this Lease. If Tenant defaults in the full and prompt payment and performance of any of its obligations under this Lease, including, without limitation, the payment of Rent, Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any
Rent or any other sums as to which Tenant is in default or for any sum which
Landlord may expend or may be required to expend by reason of Tenant's default in respect of any of Tenant's obligations under

                                       11

this Lease, including, without limitation, any damages or deficiency in the reletting of the Demised Premises, whether such damages or deficiency accrue before or after summary proceedings or other re-entry by Landlord. If Landlord shall so use, apply or retain the whole or any part of the security, Tenant shall upon demand immediately deposit with Landlord a sum equal to the amount so used, applied and retained, as security as aforesaid. If Tenant shall fully and faithfully pay and perform all of Tenant's obligations under this Lease, the
Security Deposit or any balance thereof to which Tenant is entitled shall be returned or paid over to Tenant after the date on which this Lease shall expire or sooner end or terminate, and after delivery to Landlord of entire possession of the Demised Premises. In the event of any sale or leasing of the Land,
Landlord shall have the right to transfer the security to which Tenant is entitled to the vendee or lessee and Landlord shall thereupon be released by
Tenant from all liability for the return or payment thereof; and Tenant shall look solely to the new landlord for the return or payment of the same; and the provisions hereof shall apply to every transfer or assignment made of the same to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security, and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

     8.02. Tenant shall have the option of posting a letter of credit in lieu of a cash security deposit in which case the following provisions (i.e. Articles
8.02, 8.03 and 8.04) shall apply: As security for the performance by Tenant of all the terms, conditions and covenants of this Lease upon Tenant's part to be performed, Tenant shall provide to Landlord an irrevocable Letter of Credit in the amount of Eighty Thousand Three Hundred Eighty Nine and 50/100 ($80,389.50)
in form and substance satisfactory to Landlord. Landlord shall have the right, upon thirty (30) days notice to Tenant (except for Tenant's non-payment of Rent or for Tenant's failure to comply with Article 8.03 for which no notice shall be required), and regardless of the exercise of any other remedy the Landlord may have by reason of a default, to draw upon said Letter of Credit to cure any default of Tenant and if Landlord does so, Tenant shall upon demand, additionally fund the Letter of Credit with the amount so drawn so that Landlord shall have the full deposit on hand at all times during the Term of this Lease.
In the event of a sale of the Building or a lease of the Building, subject to this Lease, Landlord shall have the right to transfer the security to the vendee or lessee.

     8.03. The Letter of Credit shall be the type which is automatically renewed on an annual basis (annual Renewal Date); and will contain a provision requiring the issuer thereof to give the beneficiary (Landlord) sixty (60) day advance written notice of its intention not to renew the Letter of Credit on the next
Annual Renewal Date.

     8.04. In the event Tenant shall fail to deliver to Landlord a substitute irrevocable Letter of Credit, in the amount stated above, on or before thirty
(30) days prior to the next Annual Renewal Date, said failure shall be deemed a default under this Lease. Landlord may, in its discretion treat this the same as a default in the payment of rent or any other default and pursue the appropriate remedy. In addition, and not in limitation,

                                       12

Landlord shall be permitted to draw upon the Letter of Credit as in the case of any other default by Tenant under this Lease.

                            ARTICLE 9 - SUBORDINATION

     9.01. This Lease, and all rights of Tenant hereunder, are and shall be subject and subordinate to all ground leases and underlying leases of the Land and/or the Building now or hereafter existing and to all Mortgages which may now or hereafter affect the Land and/or building and/or any of such leases, whether or not such Mortgages or leases shall also cover other lands and/or buildings, to each and every advance made or hereafter to be made under such Mortgages, and to all renewals, modifications, replacements and extensions of such leases and such Mortgages and spreaders and consolidations of such Mortgages. The provisions of this Section 9.01 shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute, acknowledge and deliver any instrument that Landlord, the lessor under any such lease or the Mortgagee of any such Mortgage or any of their respective successors in interest may reasonably request to evidence such subordination.

     9.02. If any act or omission of Landlord would give Tenant the right, immediately or after lapse of a period of time, to cancel or terminate this
Lease, or to claim a partial or total eviction, Tenant shall not exercise such right (a) until it has given written notice of such act or omission to Landlord and each Superior Mortgagee and each Superior Lessor whose name and address shall previously have been furnished to Tenant by Landlord in writing, and (b)
until a reasonable period for remedying such act or omission shall have elapsed following the giving of such notice and following the time when such Superior
Mortgagee or Superior Lessor shall have become entitled under such Superior
Mortgage or Superior Lease, as the case may be, to remedy the same (which reasonable period shall in no event be less than the period to which Landlord would be entitled under this Lease or otherwise, after similar notice, to effect such remedy), provided such Superior Mortgagee or Superior Lessor shall with due diligence give Tenant notice of intention to, and commence and continue to, remedy such act or omission.

     9.03. If any Superior Lessor or Superior Mortgagee shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such party so succeeding to Landlord's rights ("Successor Landlord") and upon such Successor
Landlord's written agreement to accept Tenant's attornment, Tenant shall attorn to and recognize such Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument that such Successor
Landlord may reasonably request to evidence such attornment. Upon such attornment this Lease shall continue in full force and effect as a direct lease between the Successor Landlord and Tenant upon all of the terms, conditions and covenants as are set forth in this Lease except that the Successor Landlord shall not (a) be liable for any previous act or omission of Landlord under this
Lease; (b) be subject to any offset, not expressly provided for in this Lease, which theretofore shall have accrued to Tenant against Landlord; (c) be liable for the return of any Security Deposit, in

                                       13

whole or in part, to the extent that same is not paid over to the Successor
Landlord; or (d) be bound by any previous prepayment of more than one month's
Fixed Rent unless such prepayment shall have been expressly approved in writing by the Superior Lessor of the Superior Lease or the Mortgagee of the Superior
Mortgage through or by reason of which the Successor Landlord shall have succeeded to the rights of Landlord under this Lease.

     9.04. If any then present or prospective Superior Mortgagee shall require any modification(s) of this Lease, Tenant shall promptly execute and deliver to
Landlord such instruments effecting such modification(s) as Landlord shall request, provided that such modification(s) do not adversely affect in any material respect any of Tenant's rights or obligations under this Lease.

     9.05. Landlord hereby agrees to provide Tenant with a Non-Disturbance
Agreement from the existing Superior Mortgagee provided same is in the form annexed hereto as Exhibit E.

     9.06. As an express condition to the agreement of Tenant to the foregoing provisions of this Article 9, Landlord hereby agrees to provide Tenant with a
Non-Disturbance Agreement from any future Superior Mortgagee provided same is in the form, generally, as that annexed hereto as Exhibit E.

     9.07. Landlord hereby represents that it is not presently in default of the existing Superior Mortgage.

     9.08. Any Superior Mortgagee's fees and/or costs (including reasonable legal costs) associated with the acquisition and delivery of any Non-
Disturbance Agreement shall be borne by Landlord.

                          ARTICLE 10 - QUIET ENJOYMENT

     10.01. So long as Tenant pays all of the Rent and performs all of Tenant's other obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Demised Premises without hindrance, ejection or molestation by
Landlord or any person lawfully claiming through or under Landlord, subject, nevertheless, to the provisions of this Lease and to Superior Leases and
Superior Mortgages, of which Landlord has notified Tenant in writing (which notice requirement, for purposes of this Section 10.01, shall be deemed satisfied upon Tenant's execution of an estoppel certificate or non-disturbance, subordination and attornment agreement with respect to any such Superior Lessor or Superior Mortgagee).

               ARTICLE 11 - ASSIGNMENT, SUBLETTING AND MORTGAGING

     11.01. Tenant shall not, whether voluntarily, involuntarily, or by operation of law or otherwise, (a) assign or otherwise transfer this Lease, or offer or advertise to do so, (b) sublet the Demised Premises or any part thereof, or offer or advertise to do so, or allow the same to be used, occupied or utilized by anyone other than Tenant, or (c) mortgage, pledge, encumber or otherwise hypothecate this Lease in any manner whatsoever, without

                                       14

in each instance obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld, delayed, or conditioned. Landlord hereby acknowledges that Tenant intends to sublease all or some portion of the Retail
Premises. Landlord hereby consents to such subletting provided, however, in consideration thereof, Tenant hereby agrees to pay Landlord, as an Additional
Charge hereunder, fifty percent (50%) of the net profit achieved from such subletting. "Net Profit", as that term is used herein, shall mean the difference between (a) the rent Tenant receives from the aforesaid subtenant(s) (which shall include, but not be limited to, all fixed rent and percentage rent, or similar such "rents" without placing any emphasis on terminology) with deduction for Tenant's reasonable expenses (i.e. brokerage commissions, reasonable cost of construction, etc.) specifically associated with such subletting and (b) the
Rent Tenant is obligated to pay Landlord hereunder. Tenant agrees to provide
Landlord with copies of any such sublease(s) within ten (10) days of execution of same. It is expressly understood and agreed by the parties hereto that the gross sales generated by said subtenant(s) will not be included in the definition of Gross Sales set forth at Article 1.01.(01); provided, however
Tenant agrees that notwithstanding the terminology used in any sublease, it will calculate the gross sales of any such subtenant, for purposes of calculating the
50/50 division of profits discussed above, in a manner similar to the method by which Gross Sales are calculated hereunder.

     11.02. If at any time (a) the original Tenant named herein, (b) the then
Tenant, (c) any Guarantor, or (d) any Person owning a majority of the voting stock of, or directly or indirectly controlling, the then Tenant shall be a corporation or partnership, any transfer of voting stock or partnership interest resulting in the person(s) who shall have owned a majority of such corporation's shares of voting stock or the general partners' interest in such partnership, as the case may be, immediately before such transfer, ceasing to own a majority of such shares of voting stock or general partner's interest, as the case may be, except as the result of transfers by inheritance, shall be deemed to be an assignment of this Lease as to which Landlord's consent shall have been required, and in any such event Tenant shall notify Landlord. The provisions of this Section 11.02 shall not be applicable to any corporation all the outstanding voting stock of which is listed on a national securities exchange
(as defined in the Securities Exchange Act of 1934, as amended) or is traded in the over-the-counter market with quotations reported by the National Association of Securities Dealers through its automated system for reporting quotations and shall not apply to transactions with a corporation into or with which the then
Tenant is merged or consolidated or to which substantially all of the then
Tenant's assets are transferred or to any corporation which controls or is controlled by the then Tenant or is under common control with the then Tenant, provided that in any of such events (i) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of the original Tenant on the date of this Lease, and (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least 10 days prior to the effective date of any such transaction. For the purposes of this Section, the words "voting stock" shall refer to shares of stock regularly entitled to vote for the election of

                                       15

directors of the corporation. Landlord shall have the right at any time and from time to time during the Term to inspect the stock record books of the corporation to which the provisions of this Section 11.02 apply, and Tenant will produce the same on request of Landlord.

     11.03. If this Lease is assigned, whether or not in violation of this
Lease, Landlord may collect rent from the assignee. If the Demised Premises or any part thereof are sublet or used or occupied by anybody other than Tenant, whether or not in violation of this Lease, Landlord may, after default by
Tenant, and expiration of Tenant's time to cure such default, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to the Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of Section 11.01 or
Section 11.02, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance by Tenant of Tenant's obligations under this Lease. The consent by Landlord to any assignment, mortgaging, subletting or use or occupancy by others shall not in any way be considered to relieve Tenant from obtaining the express written consent of
Landlord to any other or further assignment, mortgaging or subletting or use or occupancy by others not expressly permitted by this Article 11. References in this Lease to use or occupancy by others (that is, anyone other than Tenant)
shall not be construed as limited to subtenants and those claiming under or through subtenants but shall be construed as including also licensees and others claiming under or through Tenant, immediately or remotely.

     11.04. Any permitted assignment or transfer, whether made with Landlord's consent pursuant to Section 11.01 or without Landlord's consent if permitted by
Section 11.02, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee shall assume Tenant's obligations under this Lease and whereby the assignee shall agree that all of the provisions in this Article 11 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect to all future assignments and transfers. Notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Rent by Landlord from an assignee, transferee, or any other party, the original Tenant and any other person)s) who at any time was or were Tenant shall remain fully liable for the payment of the Rent and for Tenant's other obligations under this Lease.

     11.05. The liability of the original named Tenant and any other Person(s)
(including but not limited to any Guarantor) who at any time are or become responsible for Tenant's obligations under this Lease shall not be discharged, released or impaired by any agreement or stipulation made by Landlord extending the time of, or modifying any of the terms or obligations under this Lease, or by any waiver or failure of Landlord to enforce, any of this Lease.

     11.06. The listing of any name other than that of Tenant, whether on the doors of the Demised Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the

                                       16

Demised Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Demised Premises or to the use or occupancy thereof by others.

     11.07. Without limiting any of the provisions of Article 27, if pursuant to the Federal Bankruptcy Code (or any similar law hereafter enacted having the same general purpose), Tenant is permitted to assign this Lease notwithstanding the restrictions contained in this Lease, adequate assurance of future performance by an assignee expressly permitted under such Code shall be deemed to mean the deposit of cash security in an amount equal to the sum of one (1)
year's Fixed Rent, which deposit shall be held by Landlord for the balance of the Term, without interest, as security for the full performance of all of
Tenant's obligations under this Lease, to be held and applied in the manner specified for security in Section 8.01.

     11.08. If Tenant shall propose to assign or in any manner transfer this
Lease or any interest therein, or sublet the Demised Premises or any part or parts thereof, or grant any concession or license or otherwise permit occupancy of all or any part of the Demised Premises by any person, Tenant shall give notice thereof to Landlord, together with a copy of the proposed instrument that is to accomplish same and such financial and other information pertaining to the proposed assignee, transferee, subtenant, concessionaire or licensee as Landlord shall reasonably require.

                        ARTICLE 12 - COMPLIANCE WITH LAWS

     12.01. Tenant shall comply with all Legal Requirements which shall, in respect of the Demised Premises or the use and occupation thereof, or the abatement of any nuisance in, on or about the Demised Premises, impose any violation, order or duty on Landlord or Tenant; and Tenant shall pay all the costs, expenses, fines, penalties and damages which may be imposed upon Landlord or any Superior Lessor by reason of or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section 12.01.
However, Tenant need not comply with any such law or requirement of any public authority, nor shall such failure to comply be deemed an Event of Default hereunder, so long as Tenant shall be contesting the validity thereof, or the applicability thereof to the Demised Premises, in accordance with Section 12.02.

     12.02. Tenant may contest, by appropriate proceedings prosecuted diligently and in good faith, the validity, or applicability to Tenant or the Demised
Premises, of any Legal Requirement, provided that (a) Landlord shall not be subject to criminal penalty or to prosecution for a crime, and neither the
Demised Premises nor any part thereof shall be subject to being condemned or vacated, by reason of non-compliance or otherwise by reason of such contest; (b)
before the commencement of such contest, Tenant shall furnish to Landlord the bond of a surety company satisfactory to Landlord, which bond shall be, as to its provisions and form, satisfactory to Landlord, and shall be in an amount at least equal to 100% of the cost of such compliance (as estimated by a reputable contractor designated by Landlord) and shall indemnify Landlord against the cost thereof and against all liability for

                                       17

damages, interest, penalties and expenses (including reasonable attorneys' fees and expenses), resulting from or incurred in connection with such contest or non-compliance, (c) such non-compliance or contest shall not constitute or result in any violation of any Superior Lease or Superior Mortgage, or if any
such Superior Lease and/or Superior Mortgage shall permit such non-compliance or contest on condition of the taking of action or furnishing of security by
Landlord, such action shall be taken and such security shall be furnished at the expense of Tenant; and (d) Tenant shall keep Landlord advised as to the status of such proceedings. Without limiting the application of the above, Landlord shall be deemed subject to prosecution for a crime if Landlord, or its managing agent, or any officer, director, partner, shareholder or employee of Landlord or its managing agent, as an individual, is charged with a crime of any kind or degree whatsoever, whether by service of a summons or otherwise, unless such charge is withdrawn before Landlord or its managing agent, or such officer, director, partner, shareholder or employee of Landlord or its managing agent (as the case may be) is required to plead or answer thereto.

     12.03. Notwithstanding the foregoing, Landlord hereby represents, to the best of its knowledge and belief, that the Building and the Land are presently in compliance with all applicable Legal Requirements, including, but not limited to, those existing environmental Legal Requirements affecting the Demised
Premises, including, but not limited to, the Industrial Site Recovery Act, the
Spill Compensation and Control Act and the Comprehensive Environmental Response
Compensation and Liability Act. Landlord hereby agrees that it shall be responsible for the Building's and Land's compliance with those Legal
Requirements in existence prior to the execution of this Lease.

     12.04. Landlord hereby agrees that Tenant shall not be responsible for those violation(s) of any applicable environmental Legal Requirement resulting from the act, omission or negligence of another tenant in the Building unless, and to the extent, same is also a result of the act, omission, or negligence of
Tenant, its agents, employees, representatives or contractors.

                      ARTICLE 13 - INSURANCE AND INDEMNITY

     13.01. Landlord shall maintain or cause to be maintained All Risk insurance in respect of the Building and other improvements on the Land normally covered by such insurance at commercially competitive rates (except for the property
Tenant is required to cover with insurance under Section 13.02 and similar property of other tenants and occupants of the Building or buildings and other improvements which are on land neither owned by nor leased to Landlord) for the benefit of Landlord, any Superior Lessors, any Superior Mortgagees and any other parties Landlord may at any time and from time to time designate, as their interests may appear, but not for the benefit of Tenant, and shall maintain rent insurance as required by any Superior Lessor or any Superior Mortgagee. The All
Risk insurance will be in the amounts required by any Superior Lessor or any
Superior Mortgagee but not less than the amount sufficient to avoid the effect of the co-insurance provisions of the applicable policy or policies. Landlord may also maintain any other forms and types of insurance which Landlord shall deem reasonable in respect of the

                                       18

Building and Land. Landlord shall have the right to provide any insurance maintained or caused to be maintained by it under blanket policies.

     13.02. Tenant shall maintain the following insurance: (a) comprehensive general public liability insurance in respect of the Demised Premises and the conduct and operation of business therein, having not less than a $5,000,000.00 combined single limit per occurrence for bodily injury or death to any one person and for bodily injury or death to any number of persons in any one occurrence, and for property damage, including water damage and sprinkler leakage legal liability (coverage to include but not be limited to (i) premises operation, completed operations, broad form contractual liability and product liability, (ii) comprehensive automobile, truck and vehicle liability insurance covering all owned, hired and non-owned vehicles used by the contractor(s) in connection with their work and any loading of such vehicles, with limits as stated above and (iii) worker's compensation, employers liability and occupational disease insurance as required by statutes, but in any event not less than $500,000.00 for Coverage B covering all damages and injuries arising from each accident or occupational disease) (b) steam boiler, air conditioning and machinery insurance, protecting Landlord and Tenant, with limits of not less than $500,000, if there is a boiler or pressure object or other similar equipment in the Demised Premises, and (c) All Risk insurance in respect of
Tenant's stock in trade, fixtures, furniture, furnishings, removable floor coverings, equipment, signs and all other property of Tenant in the Demised
Premises in an amount sufficient to avoid the effect of the co-insurance provisions of the applicable policy or policies, and (d) such other insurance as is required for compliance with the Insurance Requirements. Landlord may at any time and from time to time require that the limits for the comprehensive general public liability insurance to be maintained by Tenant be increased to the limits that new tenants in the Building are required by Landlord to maintain, provided same are commercially reasonable and consistent with the then industry practice relative to comprehensive general public liability insurance limits. Tenant shall deliver to Landlord and any additional named insured(s) certificates for such fully paid-for policies at least ten (10) days before the Commencement
Date. Tenant shall procure and pay for renewals of such insurance from time to time before the expiration thereof, and Tenant shall deliver to Landlord and any additional insured(s) certificates therefor at least thirty (30) days before the expiration of any existing policy. All such policies shall be issued by companies of recognized responsibility, having a Bests Key Rating Guide of not less than A, Class VII, licensed to do business in New Jersey, and all such policies shall contain a provision whereby the same cannot be canceled unless
Landlord and any additional insured(s) are given at least thirty (30) days'
prior written notice of such cancellation. The certificates of insurance to be delivered to Landlord by Tenant shall name Landlord as an additional insured and, at Landlord's request, shall also name any Superior Lessors or Superior
Mortgagees of which Landlord has notified Tenant as additional insureds, and the following phrase must be typed on the certificate of insurance: "Hartz Mountain
Associates, Hartz Mountain Industries, Inc., and its respective subsidiaries, affiliates, associates, joint ventures, and partnerships, are hereby named as additional insureds as their interests may appear (and if Landlord has so requested, Tenant shall include any Superior Lessors and Superior Mortgagees as additional insured(s)). It is intended for

                                       19

this insurance to be primary and non-contributing." Tenant shall give Landlord at least thirty (30) days' prior written notice that any such policy is being canceled or replaced.

     13.03. Tenant shall not do, permit or suffer to be done any act, matter, thing or failure to act in respect of the Demised Premises or use or occupy the
Demised Premises or conduct or operate Tenant's business in any manner objectionable to any insurance company or companies whereby the fire insurance or any other insurance then in effect in respect of the Land and Building or any part thereof shall become void or suspended or whereby any premiums in respect of insurance maintained by Landlord shall be higher than those which would normally have been in effect for the occupancy contemplated under the Permitted
Uses. In case of a breach of the provisions of this Section 13.03, in addition to all other rights and remedies of Landlord hereunder, Tenant shall pay to
Landlord any and all increases of premiums on any insurance, including, without limitation, rent insurance, resulting from any such breach.

     13.04. Tenant shall indemnify and hold harmless Landlord and all Superior
Lessors and its and their respective partners, joint venturers, directors, officers, agents, servants and employees from and against any and all claims for injuries to persons or damage to the property of third parties arising from or in connection with (a) the conduct or management of the Demised Premises or of any business therein, or any work or thing whatsoever done, or any condition created (other than by Landlord) in the Demised Premises during the Term or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or its or their partners, joint venturers, directors, officers, agents, employees or contractors; (c) any accident, injury or damage whatever (unless caused by
Landlord's negligence) occurring in the Demised Premises; and (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; together with all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys' fees and expenses. In case any action or proceeding is brought against Landlord and/or any Superior Lessor and/or its or their partners, joint venturers, directors, officers, agents and/or employees by reason of any such claim, Tenant, upon notice from Landlord or such Superior Lessor, shall resist and defend such action or proceeding by counsel reasonably satisfactory to Landlord. Landlord hereby agrees to cooperate with Tenant and designated counsel in connection with such defense. Landlord agrees to notify Tenant of any claim of which it becomes aware under this Article 13.04. Tenant further agrees that it or its designated counsel will not settle or otherwise compromise any such claim without the prior consent of Landlord.

     13.05. Landlord shall indemnify and hold Tenant and/or its partners, joint venturers, directors, officers, agents and/or employees harmless from and against any and all claims for injuries to persons or damage to the property of third parties arising from or in connection with (a) any work done by Landlord or any condition created by Landlord in the Demised Premises or

                                       20

the Common Areas and (b) any act, omission, or negligence or Landlord in connection with the maintenance of the Demised Premises or Common Areas;
together with all costs, expense and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon, including, without limitation, all attorneys fees and expenses. In case any action or proceeding is brought against Tenant and/or its partners, joint venturers, directors, officers, agents and/or employees by reason of any such claim, Landlord, upon notice from Tenant, shall resist and defend such action or proceeding by counsel reasonably satisfactory to Tenant. Tenant hereby agrees to cooperate with
Landlord and designated counsel in connection with such defense. Tenant agrees to notify Landlord of any claim of which it becomes aware under this Article
13.05. Landlord further agrees that it or its designated counsel will not settle or compromise any such claim without the prior consent of Tenant.

     13.06. Neither party shall be liable or responsible for, and each party hereby releases the other from, all liability and responsibility to the other and any person claiming by, through or under the other, by way of subrogation, for any injury, loss or damage to any person or property in or around the
Demised Premises or to the other's business covered by insurance carried or required to be carried hereunder irrespective of the cause of such injury, loss or damage, and each party shall require its insurers to include in all of such party's insurance policies which could give rise to a right of subrogation against the other a clause or endorsement whereby the insurer waives any rights of subrogation against the other or permits the insured, prior to any loss, to agree with a third party to waive any claim it may have against said third party without invalidating the coverage under the insurance policy.

                       ARTICLE 14 - RULES AND REGULATIONS

     14.01. Tenant and its employees and agents shall faithfully observe and comply with the Rules and Regulations and such reasonable changes therein
(whether by modification, elimination or addition) as Landlord at any time or times hereafter may make and communicate to Tenant, which in Landlord's judgment, shall be necessary for the reputation, safety, care or appearance of the Land and Building, or the preservation of good order therein, or the operation or maintenance of the Building or its equipment and fixtures, or the
Common Areas, and which do not (i) unreasonably affect the conduct of Tenant's business in the Demised Premises, (ii) diminish, in any material sense, Tenant's rights under this Lease, or (iii) increase, in any material sense, Tenant's obligations under this Lease; provided, however, that in case of any conflict or inconsistency between the provisions of this Lease and any of the Rules and
Regulations, the provisions of this Lease shall control. Landlord shall not be liable to Tenant for violation of the Rules and Regulations by any other tenant or its employees, agents, invitees or licensees. Landlord hereby agrees that it shall not enforce the Rules and Regulations as against Tenant in a discriminatory manner vis-a-vis the other tenants in the Building.

                                       21

                       ARTICLE 15 - ALTERATIONS AND SIGNS

     15.01. Tenant shall not make any alterations or additions to the Demised
Premises, or make any holes or cuts in the walls, ceilings, roofs, or floors thereof, or change the exterior color or architectural treatment of the Demised
Premises, without on each occasion first obtaining the consent of Landlord, which consent shall not be unreasonably withheld, delayed or conditioned;
provided, however, with respect to those alterations to the Demised Premises which do not exceed a cost, in the aggregate, of $150,000, or otherwise impact upon the structure or systems of the Building, Landlord's consent shall not be required. With respect to those alterations wherein Landlord's consent is required, Tenant shall submit to Landlord plans and specifications for such work at the time Landlord's consent is sought. Tenant shall pay to Landlord upon demand the reasonable cost and expense of Landlord in (a) reviewing said plans and specifications and (b) inspecting the alterations to determine whether the same are being performed in accordance with the approved plans and specifications and all Legal Requirements and Insurance Requirements, including, without limitation, the fees of any architect or engineer employed by Landlord for such purpose. Before proceeding with any permitted alteration which will cost more than $150,000 (exclusive of the costs of decorating work and items constituting Tenant's Property), as estimated by a reputable contractor designated by Landlord, Tenant shall obtain and deliver to Landlord a performance bond and a labor and materials payment bond (issued by a corporate surety licensed to do business in New Jersey), each in an amount equal to 100%
of such estimated cost and in form satisfactory to Landlord. Tenant shall fully and promptly comply with and observe the Rules and Regulations then in force in respect of the making of alterations. Any review or approval by Landlord of any plans and/or specifications with respect to any alterations is solely for
Landlord's benefit, and without any representation or warranty whatsoever to
Tenant in respect of the adequacy, correctness or efficiency thereof or otherwise. Landlord hereby expressly consents to the alterations to be performed by Tenant in connection with initial build-out of the Demised Premises.

     15.02. Tenant shall obtain all necessary governmental permits and certificates for the commencement and prosecution of permitted alterations and for final approval thereof upon completion, and shall cause alterations to be performed in compliance therewith and with all applicable Legal Requirements and
Insurance Requirements. Alterations shall be diligently performed in a good and workmanlike manner, using materials and equipment at least equal in quality and class to the better of (a) the original installations of the Building, or (b)
the then standards for the Building established by Landlord. Alterations shall be performed by contractors first approved by Landlord; provided, however, that any alterations in or to the mechanical, electrical, sanitary, heating, ventilating, air conditioning or other systems of the Building shall be performed only by the contractor(s) designated by Landlord. Alterations shall be made in such manner as not to unreasonably interfere with or delay and as not to impose any additional expense upon Landlord in the construction, maintenance, repair or operation of the Building; and if any such additional expense shall be incurred by Landlord as a result of Tenant's making of any alterations, Landlord shall so notify Tenant of such additional expense, and, to the extent Tenant continues to desire to perform such

                                       22

alteration, Tenant shall pay any such additional expense upon demand. Throughout the making of alterations, Tenant shall carry, or cause to be carried, worker's compensation insurance in statutory limits and general liability insurance, with completed operation endorsement, for any occurrence in or about the Building, under which Landlord and its managing agent and any Superior Lessor whose name and address shall previously have been furnished to Tenant shall be named as parties insured, in such limits as Landlord may reasonably require, with insurers reasonably satisfactory to Landlord. Tenant shall furnish Landlord with reasonably satisfactory evidence that such insurance is in effect at or before the commencement of alterations and, on request, at reasonable intervals thereafter during the making of alterations. In connection with Landlord's approval of Tenant's contractors, it is specifically agreed and understood by the parties hereto that once Landlord has so approved a particular contractor, said approval shall remain in force and effect through the Term without the need for further request by Tenant unless an until Landlord otherwise advises Tenant to the contrary.

     15.03. Tenant shall not place any signs on the roof, exterior walls or grounds of the Demised Premises without first obtaining Landlord's written consent thereto, which consent shall not be unreasonably withheld, delayed or conditioned provided Tenant's signage is similar, generally, to the other signage permitted by Landlord on its other buildings in Harmon Cove and provided same is in compliance with applicable Legal Requirements. In placing any signs on or about the Demised Premises, Tenant shall, at its expense, comply with all applicable Legal Requirements and obtain all required permits and/or licenses.

     15.04. Notwithstanding anything contained in this Article 15 to the contrary, Landlord hereby approves those contractors to be utilized by Tenant set forth on the attached Exhibit F.

                  ARTICLE 16 - LANDLORD'S AND TENANT'S PROPERTY

     16.01. All fixtures, equipment, improvements and appurtenances attached to or built into the Demised Premises at the commencement of or during the Term, whether or not by or at the expense of Tenant, shall be and remain a part of the
Demised Premises, shall be deemed to be the property of Landlord and shall not be removed by Tenant, except as provided in Section 16.02. Further, any carpeting or other personal property in the Demised Premises on the Commencement
Date, unless installed and paid for by Tenant, shall be and shall remain
Landlord's property and shall not be removed by Tenant.

     16.02. All movable partitions, business and trade fixtures, machinery and equipment, material handling equipment, communications equipment and office equipment, whether or not attached to or built into the Demised Premises, which are installed in the Demised Premises by or for the account of Tenant without expense to Landlord and can be removed without structural damage to the Building and all furniture, furnishings, and other movable personal property owned by
Tenant and located in the Demised Premises (collectively, "Tenant's Property")
shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term; provided that if any of the Tenant's Property is removed, Tenant shall repair or pay the

                                       23

cost of repairing any damage to the Demised Premises, the Building or the Common
Areas resulting from the installation and/or removal thereof. Any equipment or other property for which Landlord shall have granted any allowance or credit to
Tenant shall not be deemed to have been installed by or for the account of
Tenant without expense to Landlord, shall not be considered as the Tenant's
Property and shall be deemed the property of Landlord.

     16.03. At or before the Expiration Date or the date of any earlier termination of this Lease, or within fifteen (15) days after such an earlier termination date, Tenant shall remove from the Demised Premises all of the
Tenant's Property (except such items thereof as Landlord shall have expressly permitted to remain hereunder, which property shall become the property of
Landlord if not removed), and Tenant shall repair any damage to the Demised
Premises, the Building and the Common Areas resulting from any installation and/or removal of the Tenant's Property. Any items of the Tenant's Property which shall remain in the Demised Premises after the Expiration Date or after a period of fifteen (15) days following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case such items may be retained by Landlord as its property or disposed of by Landlord, without accountability, in such manner as Landlord shall determine at Tenant's reasonable expense.

                      ARTICLE 17 - REPAIRS AND MAINTENANCE

     17.01. Tenant shall, throughout the Term, take good care of the Demised
Premises, the fixtures and appurtenances therein, and shall not do, suffer, or permit any waste with respect thereto. Tenant shall keep and maintain all interior portions of the Demised Premises including without limitation all building equipment, windows, doors, loading bay doors and shelters, plumbing and electrical systems, heating, ventilating and air conditioning ("HVAC") systems in a clean and orderly condition. The phrase "keep and maintain" as used herein includes repairs, replacement and/or restoration as appropriate. Tenant shall not permit or suffer any over-loading of the floors of the Demised Premises.
Tenant shall be responsible for all repairs in and to the Demised Premises and the Building (including the facilities and systems thereof) and the Common Areas the need for which arises out of (a) the performance or existence of the
Tenant's Work or alterations, (b) the installation, use or operation of the
Tenant's Property in the Demised Premises, (c) the moving of the Tenant's
Property in or out of the Building, or (d) the act, omission, misuse or neglect of Tenant or any of its subtenants or its or their employees, agents, contractors or invitees. Tenant shall promptly replace all scratched, damaged or broken doors and glass in and about the Demised Premises and shall be responsible for all repairs, maintenance and replacement of wall and floor coverings in the Demised Premises and for the repair and maintenance of all sanitary and electrical fixtures and equipment therein. Tenant shall promptly make all repairs in or to the Demised Premises for which Tenant is responsible, and any repairs required to be made by Tenant to the mechanical, electrical, sanitary, heating, ventilating, air-conditioning or other systems of the
Building shall be performed only by contractor(s) reasonably approved by
Landlord. Any other repairs in or to the

                                       24

Building and the facilities and systems thereof for which Tenant is responsible shall be performed by Landlord at Tenant's expense; but Landlord may, at its option, before commencing any such work or at any time thereafter, require
Tenant to furnish to Landlord such security, in form (including, without limitation, a bond issued by a corporate surety licensed to do business in New
Jersey) and amount, as Landlord shall deem necessary to assure the payment for such work by Tenant.

     17.02. Landlord shall make all structural repairs at Landlord's cost and expense except to the extent same are Tenant's responsibility as hereinabove provided in Section 17.01.

     17.03. Landlord shall, at Landlord's cost and expense, make all structural repairs and replacements in and to the roof. Although Tenant's responsibility,
Landlord shall also perform the normal routine maintenance and cleaning to the roof, the cost of which shall be included in the Operating Expenses.

     17.04. Tenant shall not permit or suffer the overloading of the floors of the Demised Premises beyond two hundred fifty (250) pounds per square foot.

     17.05. Except as otherwise expressly provided in this Lease, Landlord shall have no liability to Tenant, nor shall Tenant's covenants and obligations under this Lease be reduced or abated in any manner whatsoever, by reason of any inconvenience, annoyance, interruption or injury to business arising from
Landlord's doing any repairs, maintenance, or changes which Landlord is required or permitted by this Lease, or required by Law, to make in or to any portion of the Building.

                          ARTICLE 18 - UTILITY CHARGES

     18.01. Tenant shall pay all charges for gas, water, sewer, electricity, heat or other utility or service supplied to the Demised Premises as measured by meters relating to Tenant's use, and any cost of repair, maintenance, replacement, and reading of any meters measuring Tenant's consumption thereof.
Tenant expressly agrees that Landlord shall not be responsible for the failure of supply to Tenant of any of the aforesaid, or any other utility service.
Landlord shall not be responsible for any public or private telephone service to be installed in the space, particularly conduit, if required.

     18.02. Tenant's use of electric energy in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises. In order to insure that such capacity is not exceeded and to avert any material adverse effect upon the
Building's electric service, Tenant shall not, without Landlord's prior consent in each instance (which shall not be unreasonably withheld), connect any fixtures, appliances or equipment to the Building's electric distribution system or make any alteration or addition to the electric system of the Demised
Premises existing on the Commencement Date. Should Landlord grant such consent, all additional risers or other equipment required therefor

                                       25

shall be provided by Landlord and the cost thereof shall be paid by Tenant to
Landlord on demand.

                      ARTICLE 19 - ACCESS, CHANGES AND NAME

     19.01. Except for the space within the inside surfaces of all walls, hung ceilings, floors, windows and doors bounding the Demised Premises, all of the
Building, including, without limitation, exterior Building walls, core corridor walls and doors and any core corridor entrance, any terraces or roofs adjacent to the Demised Premises, and any space in or adjacent to the Demised Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities and the use thereof, as well as access thereto through the Demised Premises for the purpose of operating, maintenance, decoration and repair, are reserved to Landlord. Landlord also reserves the right, to install, erect, use and maintain pipes, ducts and conduits in and through the Demised Premises, provided (i) such are properly enclosed, (ii) same do not materially interfere with Tenant's use and occupancy of the Demised Premises, and (iii) Landlord shall use best efforts to locate same in "back-room" areas, closets and the like.

     19.02. Landlord and its agents shall have the right to enter and/or pass through the Demised Premises at any time or times upon reasonable prior notice to Tenant and accompanied by a representative of Tenant (unless in the event of an emergency when the circumstances shall dictate the nature and extent of notice), (a) to examine the Demised Premises and to show then to actual and prospective Superior Lessors, Superior Mortgagees, or prospective purchasers of the Building, and (b) to make such repairs, alterations, additions and improvements in or to the Demised Premises and/or in or to the Building or its
facilities and equipment as Landlord is required or reasonably desires to make;
provided, however, Landlord agrees, in connection with such repairs, alterations, additions and improvements, to use its best efforts not to materially interfere with Tenant's use and occupancy of the Demised Premises.
Landlord shall be allowed to take all materials into and upon the Demised
Premises that may be required in connection therewith, without any liability to
Tenant and without any reduction of Tenant's obligations hereunder. During the period of nine (9) months prior to the Expiration Date, Landlord and its agents may exhibit the Demised Premises to prospective tenants.

     19.03. If at any time any windows of the Demised Premises are temporarily darkened or obstructed by reason of any repairs, improvements, maintenance and/or cleaning in or about the Building, or if any part of the Building or the
Common Areas, other than the Demised Premises, is temporarily or permanently closed or inoperable, the same shall not be deemed a constructive eviction and shall not result in any reduction or diminution of Tenant's obligations under this Lease.

                  ARTICLE 20 - MECHANICS' LIENS AND OTHER LIENS

     20.01. Nothing contained in this Lease shall be deemed, construed or interpreted to imply any consent or agreement on the part of Landlord to

                                       26

subject Landlord's interest or estate to any liability under any mechanic's or other lien law. If any mechanic's or other lien or any notice of intention to file a lien is filed against the Land, or any part thereof, or the Demised
Premises, or any part thereof, for any work, labor, service or materials claimed to have been performed or furnished for or on behalf of Tenant or anyone holding any part of the Demised Premises through or under Tenant, Tenant shall cause the same to be canceled and discharged of record by payment, bond or order of a court of competent jurisdiction within thirty (30) days after notice by Landlord to Tenant.

                 ARTICLE 21 - NON-LIABILITY AND INDEMNIFICATION

     21.01. Neither Landlord nor any partner, joint venturer, director, officer, agent, servant or employee of Landlord shall be liable to Tenant for any loss, injury or damage to Tenant or to any other Person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless caused by or resulting from the negligence of Landlord, its agents, servants or employees in the operation or maintenance of the Land or Building. Further, neither Landlord nor any partner, joint venturer, director, officer, agent, servant or employee of Landlord shall be liable (a) for any such damage caused by other tenants or
Persons in, upon or about the Land or Building, or caused by operations in construction of any private, public or quasi-public work; or (b) even if negligent, for consequential damages arising out of any loss of use of the
Demised Premises or any equipment or facilities therein by Tenant or any Person claiming through or under Tenant.

     21.02. Notwithstanding any provision to the contrary, Tenant shall look solely to the estate and property of Landlord in and to the Land and Building
(or the proceeds received by Landlord on a sale of such estate and property but not the proceeds of any financing or refinancing thereof) in the event of any claim against Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or Tenant's use of the Demised Premises or
the Common Areas, and Tenant agrees that the liability of Landlord arising out of or in connection with this Lease, the relationship of Landlord and Tenant or
Tenant's use of the Demised Premises or the Common Areas shall be limited to such estate and property of Landlord (or sale proceeds). No other properties or assets of Landlord or any partner, joint venturer, director, officer, agent, servant or employee of Landlord shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgement (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of, or in connection with, this Lease, the relationship of Landlord and Tenant or
Tenant's use of the Demised Premises or the Common Areas and if Tenant shall acquire a lien on or interest in any other properties or assets by judgment or otherwise, Tenant shall promptly release such lien on or interest in such other properties and assets by executing, acknowledging and delivering to Landlord an instrument to that effect prepared by Landlord's attorneys. Tenant hereby waives the right of specific performance and any other remedy allowed in equity if specific performance or such other remedy could result in any liability of
Landlord for the payment of money to Tenant, or to any court or governmental authority (by

                                       27

way of fines or otherwise) for Landlord's failure or refusal to observe a judicial decree or determination, or to any third party.

                       ARTICLE 22 - DAMAGE OR DESTRUCTION

     22.01. If the Building or the Demised Premises shall be partially or totally damaged or destroyed by fire or other casualty (and if this Lease shall not be terminated as in this Article 22 hereinafter provided), Landlord shall repair the damage and restore and rebuild the Building and/or the Demised
Premises (except for the Tenant's Property) with reasonable dispatch after notice to it of the damage or destruction and the collection of the insurance proceeds attributable to such damage.

     22.02. Subject to the provisions of Section 22.05, if all or part of the
Demised Premises shall be damaged or destroyed or rendered completely or partially untenantable on account of fire or other casualty, the Rent shall be abated or reduced, as the case may be, in the proportion that the untenantable area of the Demised Premises bears to the total area of the Demised Premises, for the period from the date of the damage or destruction to (a) the date the damage to the Demised Premises shall be substantially repaired, or (b) if the
Building and not the Demised Premises is so damaged or destroyed, the date on which the Demised Premises shall be made tenantable; provided, however, should
Tenant reoccupy a portion of the Demised Premises during the period the repair or restoration work is taking place and prior to the date that the Demised
Premises are substantially repaired or made tenantable the Rent allocable to such reoccupied portion, based upon the proportion which the area of the reoccupied portion of the Demised Premises bears to the total area of the
Demised Premises, shall be payable by Tenant from the date of such occupancy.

     22.03. If (a) the Building or the Demised Premises shall be totally damaged or destroyed by fire or other casualty, or (b) the Building shall be so damaged or destroyed by fire or other casualty (whether or not the Demised Premises are damaged or destroyed) that its repair or restoration requires the expenditure, as estimated by a reputable contractor or architect designated by Landlord, of more than twenty percent (20%) (or ten percent [10%] if such casualty occurs during the last two [2] years of the Term) of the full insurable value of the
Building immediately prior to the casualty, or (c) the Building shall be damaged or destroyed by fire or other casualty (whether or not the Demised Premises are damaged or destroyed) and either the loss shall not be covered by Landlord's insurance or the net insurance proceeds (after deducting all expenses in connection with obtaining such proceeds) shall, in the estimation of a reputable contractor or architect designated by Landlord be insufficient to pay for the repair or restoration work, then in either such case Landlord may terminate this
Lease by giving Tenant notice to such effect within ninety (90) days after the date of the fire or other casualty.

     22.04. Except as provided in Article 22.07 hereinbelow, Tenant shall not be entitled to terminate this Lease and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Demised Premises

                                       28

or of the Building pursuant to this Article 22. Landlord shall use its best efforts to make such repair or restoration promptly and in such manner as not unreasonably to interfere with Tenant's use and occupancy of the Demised
Premises, but Landlord shall not be required to do such repair or restoration work except during Landlord's business hours on business days.

     22.05. Intentionally omitted.

     22.06. Landlord will not carry insurance of any kind on the Tenant's
Property, and, except as provided by law or by reason of Landlord's breach of any of its obligations hereunder, shall not be obligated to repair any damage to or replace the Tenant's Property.

     22.07. Notwithstanding anything herein contained to the contrary, Landlord hereby agrees to advise Tenant, within thirty (30) days of the date of any fire or other casualty, as to whether or not Landlord will be able to restore the
Demised Premises to a tenantable condition within ten (10) months from the date of the casualty. In the event Landlord advises Tenant that it cannot so restore the Demised Premises within said ten (10) month period, Tenant shall have the right to terminate this Lease which right must be exercised within twenty (20)
days of the receipt of Landlord's notice. In the event Landlord advises Tenant that it is able to restore the Premises within said ten (10) month period, or, in the event Tenant fails to so advise Landlord within the twenty (20) day period that it desires to terminate the Lease, then the provisions of Article
22.01 through 22.06 shall control. In the event Landlord advised Tenant it was able to restore the Demised Premises to a tenantable condition within ten (10)
months from the date of any fire or other casualty, or, in the alternative,
Tenant failed to advise Landlord that it intended to terminate the Lease such that Landlord commenced restoration of same, and in either such case, Landlord fails to restore the Premises to a tenantable condition within said ten (10)
month period, Tenant shall have the right to terminate this Lease by delivering written notice to Landlord to that effect within twenty (20) days of the last day of said ten (10) month period.

It is specifically agreed by and between the parties hereto that to the extent there is any fire or other casualty during the last eighteen (18) months of the
Term of the Lease or any extension thereof, and, in Tenant's reasonable business judgement, it is not able to operate its business at the Demised Premises,
Tenant shall have the right to terminate this Lease by delivering written notice to Landlord to that effect which termination shall be effective on the date of
Landlord's receipt of such notice.

     22.08. The provisions of this Article 22 shall be deemed an express agreement governing any case of damage or destruction of the Demised Premises and/or Building by fire or other casualty, and any law providing for such a contingency in the absence of an express agreement, now or hereafter in force, shall have no application in such case.

                                       29

                           ARTICLE 23 - EMINENT DOMAIN

     23.01 If the whole of the Demised Premises shall be taken by any public or quasi-public authority under the power of condemnation, eminent domain or expropriation, or in the event of conveyance of the whole of the Demised
Premises in lieu thereof, this Lease shall terminate as of the day possession shall be taken by such authority and Landlord shall forthwith, subject to the provisions of Article 8, return Tenant's Security Deposit and any prepaid amounts. If 25% or less of the Floor Space of the Demised Premises shall be so taken or conveyed, this Lease shall terminate only in respect of the part so taken or conveyed as of the day possession shall be taken by such authority. If more than 25% of the Floor Space of the Demised Premises shall be so taken or conveyed, this Lease shall terminate only in respect of the part so taken or conveyed as of the day possession shall be taken by such authority, but either party shall have the right, to terminate this Lease upon notice given to the other party within 30 days after such taking possession. If more than 25% of the
Floor Space of the Building shall be so taken or conveyed, Landlord may, by notice to Tenant, terminate this Lease as of the day possession shall be taken.
If more than 25% of the Floor Space of the Building shall be so taken or conveyed, and Tenant, in its reasonable business judgment, is unable to continue to operate in the Demised Premises, Tenant may, by notice to Landlord, terminate this Lease as of the day possession shall be taken. If so much of the parking facilities shall be so taken or conveyed that the number of parking spaces necessary, in Landlord's reasonable judgment, for the continued operation of the
Building shall not be available, Landlord shall, by notice to Tenant, terminate this Lease as of the day possession shall be taken. If this Lease shall continue in effect as to any portion of the Demised Premises not so taken or conveyed, the Rent shall be computed as of the day possession shall be taken on the basis of the remaining Floor Space of the Demised Premises. Except as specifically provided herein, in the event of any such taking or conveyance there shall be no reduction in Rent. If this Lease shall continue in effect, Landlord shall, at its expense, but shall be obligated only to the extent of the net award or other compensation (after deducting all expenses in connection with obtaining same)
available to Landlord for the improvements taken or conveyed (excluding any award or other compensation for land or for the unexpired portion of the term of any Superior Lease), make all necessary alterations so as to constitute the remaining Building a complete architectural and tenantable unit, except for the
Tenant's Property, and Tenant shall make all alterations or replacements to the
Tenant's Property and decorations in the Demised Premises. All awards and compensation for any taking or conveyance, whether for the whole or a part of the Land or Building, the Demised Premised or otherwise, shall be the property of Landlord, and Tenant hereby assigns to Landlord all of Tenant's right, title and interest in and to any and all such awards and compensation, including, without limitation, any award or compensation for the value of the unexpired portion of the Term. Tenant shall be entitled to claim, prove and receive in the condemnation proceeding such award or compensation as may be allowed for the
Tenant's Property and for loss of business, good will, and depreciation or injury to and cost of removal of the Tenant's Property, but only if such award or compensation shall be made by the condemning authority in addition to, and shall not result in a reduction of, the award or compensation made by it to
Landlord.

                                       30

     23.02. If the temporary use or occupancy of all or any part of the Demised
Premises shall be taken during the Term, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award or payment for such taking which represents compensation for the use and occupancy of the Demised
Premises, for the taking of the Tenant's Property and for moving expenses, and
Landlord shall be entitled to receive that portion which represents reimbursement for the cost of restoration of the Demised Premises. This Lease shall be and remain unaffected by such taking and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay the Rent in full when due.
If the period of temporary use or occupancy shall extend beyond the Expiration
Date, that part of the award or payment which represents compensation for the use and occupancy of the Demised Premises (or a part thereof) shall be divided between Landlord and Tenant so that Tenant shall receive (except as otherwise provided below) so much thereof as represents compensation for the period up to and including the Expiration Date and Landlord shall receive so much thereof as represents compensation for the period after the Expiration Date.

                             ARTICLE 24 - SURRENDER

     24.01. On the Expiration Date, or upon any earlier termination of this
Lease, Tenant shall quit and surrender the Demised Premises to Landlord
"broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, and Tenant shall remove all of Tenant's Property therefrom except as otherwise expressly provided in this Lease. To the extent
Tenant elects to terminate the Lease in accordance with Article 22.07 hereinabove, Tenant shall have no obligation to surrender the Premises in accordance with this Article 24.01.

     24.02. If Tenant remains in possession of the Demised Premises after the expiration of the Term, Tenant shall be deemed to be occupying the Demised
Premises as a tenant from month to month at the sufferance of Landlord subject to all of the provisions of this Lease, except that the monthly Fixed Rent shall be twice the Fixed Rent in effect during the last month of the Term, plus l/12th of the average annual Percentage Rent for the immediately preceding three full
Calendar Years (or for the entire Term if less than three full Calendar Years).

     24.03. No act or thing done by Landlord or its agents shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Landlord.

                      ARTICLE 25 - CONDITIONS OF LIMITATION

     25.01. This Lease is subject to the limitation that whenever Tenant or any
Guarantor (a) shall make an assignment for the benefit of creditors, or (b)
shall commence a voluntary case or have entered against it an order for

                                       31

relief under any chapter of the Federal Bankruptcy Code (Title 11 of the United
States Code) or any similar order or decree under any federal or state law, now in existence, or hereafter enacted having the same general purpose, and such order or decree shall have not been stayed or vacated within 30 days after entry, or (c) shall cause, suffer, permit or consent to the appointment of a receiver, trustee, administrator, conservator, sequestrator, liquidator or similar official in any federal, state or foreign judicial or nonjudicial proceeding, to hold, administer and/or liquidate all or substantially all of its assets, and such appointment shall not have been revoked, terminated, stayed or vacated and such official discharged of his duties within 30 days of his appointment, then Landlord, at any time after the occurrence of any such event, may give Tenant a notice of intention to end the Term at the expiration of five
(5) days from the date of service of such notice of intention, and upon the expiration of said five (5) day period, whether or not the Term shall theretofore have commenced, this Lease shall terminate with the same effect as if that day were the expiration date of this Lease, but Tenant shall remain liable for damages as provided in Article 27.

     25.02. This Lease is subject to the further limitations that: (a) if Tenant shall default in the payment of any Rent, and such default shall continue for five (5) days after notice or (b) if Tenant shall, whether by action or inaction, be in default of any of its obligations under this Lease (other than a default in the payment of Rent) and such default shall continue and not be remedied within fifteen (15) days after Landlord shall have given to Tenant a notice specifying the same, or, in the case of a default which cannot with due diligence be cured within a period of fifteen (15) days and the continuance of which for the period required for cure will not subject Landlord or any Superior
Lessor to prosecution for a crime (as more particularly described in the last sentence of Section 12.02) or termination of any Superior Lease or foreclosure of any Superior Mortgage, if Tenant shall not, (i) within said fifteen (15) day period advise Landlord of Tenant's intention to take all steps necessary to remedy such default, (ii) duly commence within said fifteen (15) day period, and thereafter diligently prosecute to completion all steps necessary to remedy the default, and (iii) complete such remedy within a reasonable time after the date of said notice by Landlord, or (c) if any event shall occur or any contingency shall arise whereby this Lease would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than Tenant, except as expressly permitted by Article 11, or (d) if Tenant shall abandon the Demised
Premises, then, in any of said cases, Landlord may give to Tenant a notice of intention to end the Term at the expiration of five (5) days from the date of the service of such notice of intention, and upon the expiration of said five
(5) days, whether or not the Term shall theretofore have commenced, this Lease shall terminate with the same effect as if that day were the expiration date of this Lease, but Tenant shall remain liable for damages as provided in Article
27.

                        ARTICLE 26 - RE-ENTRY BY LANDLORD

     26.01. If this Lease shall terminate as provided in Article 25, Landlord or
Landlord's agents and employees may immediately or at any time

                                       32

thereafter re-enter the Demised Premises, or any part thereof, either by summary dispossess proceedings or by any suitable action or proceeding at law without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any Person therefrom, to the end that Landlord may have, hold and enjoy the Demised Premises. The word "re-enter," as used herein, is not restricted to its technical legal meaning. If this Lease is terminated under the provisions of Article 25, or if Landlord shall re-enter the Demised
Premises under the provisions of this Article 26, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceedings or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall thereupon pay to Landlord the Rent payable up to the time of such termination of this Lease, or of such recovery of possession of the Demised Premises by Landlord, as the case may be, and shall also pay to Landlord damages as provided in Article 27.

     26.02. In the event of a breach by Tenant of any of its obligations under this Lease, Landlord shall also have the right of injunction. The special remedies to which Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies to which Landlord may lawfully be entitled at any time and Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not provided for herein.

     26.03. If this Lease shall terminate under the provisions of Article 25, or if Landlord shall re-enter the Demised Premises under the provisions of this
Article 26, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Landlord shall be entitled to retain all monies, if any, paid by Tenant to Landlord, whether as
Advance Rent, security or otherwise, but such monies shall be credited by
Landlord against any Rent due from Tenant at the time of such termination or re-entry or, at Landlord's option, against any damages payable by Tenant under
Article 27 or pursuant to law.

                              ARTICLE 27 - DAMAGES

     27.01. If this Lease is terminated under the provisions of Article 25 or if
Landlord shall re-enter the Demised Premises under the provisions of Article 26, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action or any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay as
Additional Charges to Landlord, at the election of Landlord, either or any combination of:

     (a) a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the then value of the excess, if any, of (i) the aggregate amount of the Rent which would have been payable by Tenant (conclusively presuming the average monthly
Percentage Rent and Additional Charges to be the same as were the average monthly Percentage Rent and Additional Charges payable for the year, or if less than 365 days have then elapsed since the Commencement Date, the partial year, immediately preceding such termination or re-entry) for the period

                                       33

commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date, over (ii) the aggregate rental value of the Demised Premises for the same period; or

     (b) sums equal to the Fixed Rent, Percentage Rent (in the same monthly amount as the average monthly Percentage Rent payable for the year, or if less than three hundred sixty five (365) days have then elapsed since the
Commencement Date, the partial year, immediately preceding such termination or re-entry) and the Additional Charges which would have been payable by Tenant had this Lease not so terminated, or had Landlord not so re-entered the Demised
Premises, payable upon the due dates therefor specified herein following such termination or such re-entry and until the Expiration Date, provided, however, that if Landlord shall relet the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by
Landlord in terminating this Lease or in re-entering the Demised Premises and in securing possession thereof, as well as the expenses of reletting, including, without limitation, altering and preparing the Demised Premises for new tenants, brokers' commissions, reasonable legal fees, and all other expenses properly chargeable against the Demised Premises and the rental therefrom, it being understood that any such reletting may be for a period shorter or longer than the period ending on the Expiration Date; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subdivision (b) to a credit in respect of any rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Demised Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting; or

     (c) a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, represents the aggregate amount of the Rent which would have been payable by Tenant
(conclusively presuming the average monthly Additional Charges to be the same as were the average monthly Additional Charges payable for the year, or if less than 365 days have then elapsed since the Commencement Date, the partial year, immediately preceding such termination or re-entry) for the period commencing with such earlier termination of this Lease or the date of any such re-entry, as the case may be, and ending with the Expiration Date; provided, however, that if
Landlord shall relet the Demised Premises during said period, Landlord shall credit Tenant with the net rents received by Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by Landlord from such reletting the expenses incurred or paid by
Landlord in terminating this Lease or in re-entering the Demised Premises and in securing possession thereof, as well as the expenses of reletting, including, without limitation, altering and preparing the Demised Premises for new tenants, brokers' commissions, reasonable legal fees, and all other expenses properly chargeable against the Demised Premises and the rental therefrom, it being understood that any such reletting may be for

                                       34

a period shorter or longer than the period ending on the Expiration Date; but in no event shall Landlord have to account to Tenant for any rents in excess of the total damages recovered by Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant to this subdivision (c) to a credit in respect of any rents from a reletting, except to the extent that such net rents are actually received by Landlord. If the Demised Premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot basis shall be made of the rent received from such reletting and of the expenses of reletting.

Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Demised Premises or any part thereof, or if the Demised Premises or any part thereof are relet, for its failure to collect the rent under such reletting, and no such refusal or failure to relet or failure to collect rent shall release or affect Tenant's liability for damages or otherwise under this
Lease.

     27.02. Suit or suits for the recovery of such damages or, any installments thereof, may be brought by Landlord at any time and from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the Term would have expired if it had not been so terminated under the provisions of Article 25, or under any provision of law, or had Landlord not re-entered the Demised Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as damages by reason of the termination of this Lease or re-entry of the Demised Premises for the default of Tenant under this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time, whether or not such amount be greater than, equal to, or less than any of the sums referred to in Section
27.01.

     27.03. In addition, if this Lease is terminated under the provisions of
Article 25, Tenant covenants that: (a) the Demised Premises then shall be in the same condition as that in which Tenant has agreed to surrender the same to
Landlord at the Expiration Date; (b) Tenant shall have performed prior to any such termination any obligation of Tenant contained in this Lease for the making of any alteration or for restoring or rebuilding the Demised Premises or the
Building, or any part thereof; and (c) for the breach of any covenant of Tenant set forth above in this Section 27.03, Landlord shall be entitled immediately, without notice or other action by Landlord, to recover, and Tenant shall pay, as and for liquidated damages therefor, the reasonable cost of performing such covenant (as estimated by an independent contractor selected by Landlord).

     27.04. In addition to any other remedies Landlord may have under this
Lease, and without reducing or adversely affecting any of Landlord's rights and remedies under this Article 27, if any Rent or damages payable hereunder by
Tenant to Landlord are not paid within five (5) days after demand therefor, the same shall bear interest at the Late Payment Rate or the maximum rate

                                       35

permitted by law, whichever is less, from the due date thereof until paid, and the amounts of such interest shall be Additional Charges hereunder.

                        ARTICLE 28 - AFFIRMATIVE WAIVERS

     28.01. Tenant, on behalf of itself and any and all persons claiming through or under Tenant, does hereby waive and surrender all right and privilege which it, they or any of them might have under or by reason of any present or future law, to redeem the Demised Premises or to have a continuance of this Lease after being dispossessed or ejected from the Demised Premises by process of law or under the terms of this Lease or after the termination of this Lease as provided in this Lease.

     28.02. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, and Tenant's use or occupancy of the
Demised Premises and use of the Common Area, including, without limitation, any claim of injury or damage, and any emergency and other statutory remedy with respect thereto. Tenant shall not interpose any counterclaim of any kind, except compulsory counterclaims as permitted by applicable Court Rule, in any action or proceeding commenced by Landlord to recover possession of the Demised Premises.

                             ARTICLE 29 - NO WAIVERS

     29.01. The failure of either party to insist in any one or more instances upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the same shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt by Landlord of Fixed Rent,
Percentage Rent or Additional Charges with knowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

                ARTICLE 30 - CURING LANDLORD'S/TENANT'S DEFAULTS

     30.01. If Tenant shall default in the performance of any of Tenant's obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account and at the expense of Tenant, without notice in a case of emergency, and in any other case only if such default continues after the expiration of fifteen (15) days from the date Landlord gives Tenant notice of the default. Bills for any expenses incurred by Landlord in connection with any such performance by it for the account of Tenant, and bills for all costs, expenses and disbursements of every kind and nature whatsoever, including reasonable attorneys' fees and

                                       36

expenses, involved in collecting or endeavoring to collect the Rent or any part thereof or enforcing or endeavoring to enforce any rights against Tenant or
Tenant's obligations hereunder, under or in connection with this Lease or pursuant to law, including any such cost, expense and disbursement involved in instituting and prosecuting summary proceedings or in recovering possession of the Demised Premises after default by Tenant or upon the expiration of the Term or sooner termination of this Lease, and interest on all sums advanced by
Landlord under this Article at the Late Payment Rate or the maximum rate permitted by law, whichever is less, may be sent by Landlord to Tenant monthly, or immediately, at Landlord's option, and such amounts shall be due and payable in accordance with the terms of such bills.

     30.02. If Landlord shall default in the performance of any of Landlord's obligations under this Lease, Tenant, without thereby waiving such default, may
(but shall not be obligated to) perform the same for the account and at the expense of Landlord, without notice in a case of emergency, and in any other case only if such default continues after the expiration of thirty (30) days from the date Tenant gives Landlord notice of the default. Bills for any expenses incurred by Tenant in connection with any such performance by it for the account of Landlord, may be sent by Tenant to Landlord monthly, or immediately, at Tenant's option, and such amounts shall be due and payable in accordance with the terms of such bills, but in no event shall any such bill be due and payable less than thirty (30) days from the date of such bills.

                               ARTICLE 31 - BROKER

     31.01. Landlord and Tenant represent to each other that no broker except the Broker was instrumental in bringing about or consummating this Lease and that neither party had any conversations or negotiations with any broker except the Broker concerning the leasing of the Demised Premises. Landlord and Tenant agree to indemnify and hold the other harmless against and from any claims for any brokerage commissions and all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses, arising out of any conversations or negotiations had by Landlord or Tenant, or as the case may be, with any broker other than the Broker. Landlord shall pay any brokerage commission due the Broker pursuant to a separate agreement between
Landlord and the Broker.

                              ARTICLE 32 - NOTICES

     32.01. Any notice, statement, demand, consent, approval or other communication required or permitted to be given, rendered or made by either party to the other, pursuant to this Lease or pursuant to any applicable Legal
Requirement, shall be in writing and shall be deemed to have been properly given, rendered or made only if hand delivered or sent by United States registered or certified mail, return receipt requested, addressed to the other party at the address hereinabove set forth with copies, as to Tenant, to:
Fulbright and Jaworski, 666 Fifth Avenue, New York, New York 10103, Attention:
Neil Gold, Esq., and to the Guarantor at the address set forth in the

                                       37

Guaranty, Attention: Chief Financial Officer; and as to Landlord, to the
attention of General Counsel with a concurrent notice to the attention of
Controller, and shall be deemed to have been given, rendered or made (i) if mailed, on the second day after the day so mailed, unless mailed outside the
State of New Jersey, in which case it shall be deemed to have been given, rendered or made on the third business day after the day so mailed, and (ii) if hand delivered, on the date delivered. Either party may, by notice as aforesaid, designate a different address or addresses for notices, statements, demands, consents, approvals or other communications intended for it.

                       ARTICLE 33 - ESTOPPEL CERTIFICATES

     33.01. Each party shall, at any time and from time to time, as requested by the other party, upon not less than ten (10) days' prior notice, execute and deliver to the requesting party a statement certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), certifying the dates to which the Fixed Rent and Additional
Charges have been paid, stating whether or not, to the best knowledge of the party giving the statement, the requesting party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the party giving the statement shall have knowledge, and stating whether or not, to the best knowledge of the party giving the statement, any event has occurred which with the giving of notice or passage of time, or both, would constitute such a default of the requesting party, and, if so, specifying each such event; any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation. Tenant also shall include in any such statement such other information concerning this Lease as Landlord may reasonably request.

                            ARTICLE 34 - ARBITRATION

     34.01. Landlord may at any time request arbitration, and Tenant may at any time when not in default in the payment of any Rent request arbitration, of any matter in dispute but only where arbitration is expressly provided for in this
Lease. The party requesting arbitration shall do so by giving notice to that effect to the other party, specifying in said notice the nature of the dispute, and said dispute shall be determined in Newark, New Jersey, by a single arbitrator, in accordance with the rules then obtaining of the American
Arbitration Association (or any organization which is the successor thereto).
The award in such arbitration may be enforced on the application of either party by the order or judgment of a court of competent jurisdiction. The fees and expenses of any arbitration shall be borne by the parties equally, but each party shall bear the expense of its own attorneys and experts and the additional expenses of presenting its own proof. If Tenant gives notice requesting arbitration as provided in this Article, Tenant shall simultaneously serve a duplicate of the notice on each Superior Mortgagee and Superior Lessor whose name and address shall previously have been furnished

                                       38

to Tenant by Landlord in writing, and such Superior Mortgagees and Superior
Lessor shall have the right to participate in such arbitration.

                        ARTICLE 35 - MEMORANDUM OF LEASE

     35.01. Neither party shall record this Lease. However, at the request of either party, the other party shall promptly execute, acknowledge and deliver to the requesting party a memorandum of lease in respect of this Lease sufficient for recording. Such memorandum shall not be deemed to change or otherwise affect any of the obligations or provisions of this Lease. Whichever party requests such memorandum of Lease shall pay all recording costs and expenses, including any taxes that are due upon such recording.

                           ARTICLE 36 - MISCELLANEOUS

     36.01. Tenant expressly acknowledges and agrees that Landlord has not made and is not making, and Tenant, in executing and delivering this Lease, is not relying upon, any warranties, representations, promises or statements, except to the extent that the same are expressly set forth in this Lease or in any other written agreement(s) which may be made between the parties concurrently with the execution and delivery of this Lease. All understandings and agreements heretofore had between the parties are merged in this Lease and any other written agreement(s) made concurrently herewith, which alone fully and completely express the agreement of the parties and which are entered into after full investigation. Neither party has relied upon any statement or representation not embodied in this Lease or in any other written agreement(s)
made concurrently herewith.

     36.02. No agreement shall be effective to change, modify, waive, release, discharge, terminate or effect an abandonment of this Lease, in whole or in part, unless such agreement is in writing, refers expressly to this Lease and is signed by the party against whom enforcement of the change, modification, waiver, release, discharge, termination or effectuation of abandonment is sought.

     36.03. If Tenant shall at any time request Landlord to sublet or let the
Demised Premises for Tenant's account, Landlord or its agent is authorized to receive keys for such purposes without releasing Tenant from any of its obligations under this Lease, and Tenant hereby releases Landlord of any liability for loss or damage to any of the Tenant's Property in connection with such subletting or letting.

     36.04. Except as otherwise expressly provided in this Lease, the obligations under this Lease shall bind and benefit the successors and assigns of the parties hereto with the same effect as if mentioned in each instance where a party is named or referred to; provided, however, that (a) no violation of the provisions of Article 11 shall operate to vest any rights in any successor or assignee of Tenant and (b) the provisions of this Section

                                       39

36.04 shall not be construed as modifying the conditions of limitation contained in Article 25.

     36.05. Except for Tenant's obligations to pay Rent, the time for Landlord or Tenant, as the case may be, to perform any of its respective obligations hereunder shall be extended if and to the extent that the performance thereof shall be prevented due to any Unavoidable Delay. Except as expressly provided to the contrary, the obligations of Tenant hereunder shall not be affected, impaired or excused, nor shall Landlord have any liability whatsoever to Tenant,
(a) because Landlord is unable to fulfill, or is delayed in fulfilling, any of its obligations under this Lease due to any of the matters set forth in the first sentence of this Section 36.05, or (b) because of any failure or defect in the supply, quality or character of electricity, water or any other utility or service furnished to the Demised Premises for any reason beyond Landlord's reasonable control.

     36.06. Any liability for payments hereunder (including, without limitation,
Additional Charges) shall survive the expiration of the Term or earlier termination of this Lease.

     36.07. INTENTIONALLY OMITTED.

     36.08. If an excavation shall be made upon land adjacent to or under the
Building, or shall be authorized to be made, Tenant shall afford to the Person causing or authorized to cause such excavation, license to enter the Demised
Premises for the purpose of performing such work as said Person shall reasonably deem necessary or desirable to preserve and protect the Building from injury or damage and to support the same by proper foundations, without any claim for damages or liability against Landlord and without reducing or otherwise affecting Tenant's obligations under this Lease.

     36.09. Tenant shall not exercise its rights under Article 15 or any other provision of this Lease in a manner which would violate Landlord's union contracts or create any work stoppage, picketing, labor disruption or dispute or any interference with the business of Landlord or any tenant or occupant of the
Building.

     36.10. If known to Tenant, or if Tenant could have reasonably known of same, Tenant shall give prompt notice to Landlord of (a) any occurrence in or about the Demised Premises for which Landlord might be liable, (b) any fire or other casualty in the Demised Premises, (c) any damage to or defect in the
Demised Premises, including the fixtures and equipment thereof, for the repair of which Landlord might be responsible, and (d) any damage to or defect in any part of the Building's sanitary, electrical, heating, ventilating, air-
conditioning, elevator or other systems located in or passing through the
Demised Premises or any part thereof.

     36.11. This Lease shall be governed by and construed in accordance with the laws of the State of New Jersey. If any provision of this Lease shall be invalid or unenforceable, the remainder of this Lease shall not be affected and shall be enforced to the extent permitted by law. The table of contents,

                                       40

captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. If any words or phrases in this
Lease shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Lease shall be construed as if the words or phrases so stricken out or otherwise eliminated were never included in this Lease and no implication or inference shall be drawn from the fact that said words or phrases were so stricken out or otherwise eliminated. Each covenant, agreement, obligation or other provision of this Lease on Tenant's part to be performed, shall be deemed and construed as a separate and independent covenant of Tenant, not dependent on any other provision of this
Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

     36.12. Landlord represents and warrants that (a) Landlord is the sole owner of the Building, (b) Landlord has the full power and authority to enter into this Lease, and (c) no other party shall have any right to use or occupy the
Demised Premises by lease or otherwise as of the Commencement Date.

     36.13. Tenant represents and warrants that Tenant has the full power and authority to enter into this Lease, and undertake the obligations of Tenant hereunder.

     36.14. Within thirty (30) days of each anniversary date of this Lease,
Tenant shall annually furnish to Landlord a copy of its then current audited financial statement which shall be employed by Landlord for purposes of financing the Premises and not distributed otherwise without prior authorization of Tenant.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

                                                                    ("Landlord")
                                            HARTZ MOUNTAIN ASSOCIATES
                                        BY: HARTZ MOUNTAIN INDUSTRIES, INC.
                                                             ("general partner")

                                        BY: /s/ Vincent J. Rubino, Jr.
                                            ------------------------------------
[Corporate Seal]                            Vincent J. Rubino, Jr.
                                            Vice President

                                                                      ("Tenant")
                                        G-III LEATHER FASHIONS

                                        BY: /s/ Alan Feller
                                            ------------------------------------
[Corporate Seal]                        Name: Alan Feller
                                        Title: Secretary/Treasurer

                                       41

                                                                          091693
                                                                          090993

RIDER TO LEASE DATED September 21st, 1993 BETWEEN HARTZ MOUNTAIN ASSOCIATES, AS
LANDLORD AND G-III LEATHER FASHIONS, AS TENANT.

     Rl. If any of the provisions of this Rider shall conflict with any of the provisions, printed or typewritten, of this Lease, such conflict shall resolve in every instance in favor of the provisions of this Rider.

     R2. Provided Tenant is not in default of any of the material terms and conditions of the Lease, Tenant shall have two (2) successive options to extend the Term of its lease of the Demised Premises, from the date upon which this
Lease would otherwise expire for two separate extended periods of five (5) years each ("Extended Period"), the first of which is called the "First Extended
Period" and the second is called the "Second Extended Period", upon the following terms and conditions:

     1. If Tenant elects to exercise any one or both of said options, it shall do so by giving notice of such election to Landlord on or before the date which is nine (9) months before the beginning of the Extended Period for which the
Term is to be extended by the exercise of such option. Tenant agrees that it shall have forever waived its right to exercise any such option if it shall fail for any reason whatsoever to give such notice to Landlord by the time provided herein for the giving of such notice, whether such failure is inadvertent or intentional, time being of the essence as to the exercise of each such option.

     2. If Tenant elects to exercise any one or both of said options, the Term shall be automatically extended for the Extended Period covered by the option so exercised without execution of an extension or renewal lease. Within ten (10)
days after request of either party following the effective exercise of any such option, however, Landlord and Tenant shall execute, acknowledge and deliver to each other duplicate originals of an instrument in recordable form confirming that such option was effectively exercised.

     3. Each Extended Period shall be upon the same terms and conditions as are in effect immediately preceding the commencement of such Extended Period;
provided, however, that Tenant shall have no right or option to extend the Term for any period of time beyond the expiration of the Second Extended Period and, provided further, that in the Extended Period(s) the Fixed Rent shall be as follows:

                                       -1-

          (a) The Fixed Rent during the First Extended Period shall be
Ninety-five percent (95%) of Fair Market Value ("FMV"). FMV shall be determined by mutual agreement of the parties. If the parties are unable to agree on the
FMV, the parties shall choose a licensed Real Estate Appraiser who shall determine the FMV. The cost of said Real Estate Appraiser shall be borne equally by the parties. If the parties are unable to agree on a licensed Real Estate
Appraiser, each party shall select one Appraiser to appraise the FMV. If the difference between the two appraisals is 20% or less of the lower appraisal, then the FMV shall be the average of the two appraisals. If the difference between the two appraisals is greater than 20% of the lower appraisal, the two
Appraisers shall select a third licensed Real Estate Appraiser to appraise the
FMV. The FMV shall in such case be the average of the three appraisals. The cost of the third appraisal shall be borne equally by the parties. It is expressly agreed by the parties hereto that the appraisals performed hereunder for the purposes of calculating FMV shall value the Building without consideration of the material handling equipment installed by Tenant.

          (b) The Fixed Rent during the Second Extended Period shall be
Ninety-five percent (95%) of FMV.

Anything to the contrary contained herein notwithstanding, the Fixed Rent for such First or Second Extended Period shall not be less than the Fixed Rent for the period immediately preceding the Extended Period for which the Fixed Rent is being calculated.

     4. Any termination, expiration, cancellation or surrender of this Lease shall terminate any right or option for the Extended Period(s) not yet exercised.

     5. Landlord shall have the right, for thirty (30) days after receipt of notice of Tenant's election to exercise any option to extend the Term, to reject
Tenant's election if Tenant gave such notice while Tenant was in default in the performance of any of its obligations under the Lease, and such rejection shall automatically render Tenant's election to exercise such option null and void and of no effect.

     6. The options provided herein to extend the Term of the Lease may not be severed from the Lease or separately sold, assigned or otherwise transferred.

                                       -2-

     R3. Notwithstanding anything contained in Article 1.01H to the contrary,
Tenant's obligation to make payment of Rent (exclusive of utilities for which
Tenant shall be obligated) hereunder shall commence on February 1, 1994.

                                                              ("Landlord")
                                            HARTZ MOUNTAIN ASSOCIATES
                                        By: HARTZ MOUNTAIN INDUSTRIES, INC.
                                                        ("general partner")

                                        By: /s/ Vincent J. Rubino, Jr.
                                            ------------------------------------
                                            Vincent J. Rubino, Jr.
                                            Vice President

                                                              ("Tenant")
                                            G-III LEATHER FASHIONS

                                        By: /s/ Alan Feller
                                            ------------------------------------
                                            Name: Alan Feller
                                            Title: Secretary/Treasurer

                                       -3-